UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Quarterly Report | May 31, 2016

2016 2nd Quarter Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2016 2nd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders		2	TPZ: Fund Focus	16
TYG:	Fund Focus	4	Financial Statements	19
NTG:	Fund Focus	7	Notes to Financial Statements	50
TTP:	Fund Focus	10	Additional Information	66
NDP:	Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,703.4
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,541.1
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$283.6
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$294.4
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$209.2

1 As of 6/30/2016
2 As of 5/31/2016

Tortoise Capital Advisors	1

Tortoise Capital Advisors
Second quarter 2016 report to closed-end fund stockholders

Dear fellow stockholders,

After one of the most volatile times in recent energy history, resulting in significant oil price declines, we saw price improvement during the second fiscal quarter ending May 31, 2016. Driving this increase in oil prices was a continued decline in North American production coupled with strong demand. This further reinforces our thesis that U.S. production is driving oil prices more so than the influence of Organization of the Petroleum Exporting Countries (OPEC). Along with crude oil prices, performance also rebounded with the broad S&P Energy Select Sector® Index returning 18.9% during the second fiscal quarter. This was a strong reversal from first fiscal quarter’s return of -15.9%. Energy fixed income improved as well, but did not rebound as much as energy equities.

On the geopolitical front, OPEC met in both Doha and Vienna, but as expected, the meetings were non-events and were overshadowed by supply outages in Nigeria and Canada. Nigeria, Africa’s largest oil producing nation, is having ongoing issues with militants attacking pipelines and export facilities. These disruptions brought Nigeria’s production to the lowest monthly average since the late 1980s.1 The Canadian wildfires that started at the beginning of May are contained, but contributed to well over half of the supply outages that month.1

Upstream

Upstream oil and gas producers had strong positive results for the second fiscal quarter, with the Tortoise North American Oil and Gas Producers IndexSM returning 38.9%. This was in stark contrast to the first fiscal quarter’s double-digit negative returns. The U.S. rig count continued to decline, contributing to slowing crude oil production. Estimates show May production averaged 8.7 million barrels per day (MMbbl/d), which is less than the April 2016 level and significantly below the level reached in April 2015.1 U.S. production is estimated to average 8.6 MMbbl/d in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Crude oil prices, represented by West Texas Intermediate (WTI), opened the fiscal quarter at $33.75 per barrel and continued to climb, ending the quarter at $49.10 per barrel, indicating some balancing of the supply/demand equation.

We are encouraged to see management teams continuing to focus on increasing capital efficiency in the upstream sector. Before mid-2015, companies focused more on growth as well as exploration and production activities. More recently, many companies have turned their efforts to maximizing existing strategic assets. As such, capex budgets have continued to fall and we expect this trend to continue. As expected, we saw rising bankruptcies, especially with smaller producers that could not thrive in a low-price environment. These bankruptcies equated to a reduction of nearly 650,000 barrels per day of production, which has been instrumental in balancing the supply/demand equation. We anticipate that many of those companies will continue to produce to some extent as they restructure. The shale oil and gas producers who recognized the potential of U.S. shale early, and who acquired acreage at very low costs should still be able to prosper in the current price environment.

While we have seen a decrease in production, there has been a wide variety of results among the premier oil and gas basins. The Permian basin has flourished and remained strong while the Eagle Ford had the largest drop in production. Production in the Bakken has also declined, and production in the Marcellus remained essentially flat.

Natural gas inventories continued to be higher than average in 2016, which led to lower prices during the period. It will take time to work through the high inventories that were not depleted during the warm winter, and the overall oversupply caused by increased production over the past few years. Prices opened the fiscal quarter at $1.62 per million British thermal units (MMBtu), increasing to end the quarter at $2.09 per MMBtu. At the end of May, natural gas inventories were more than 30% higher than they were the same week last year and are expected to be at the highest levels on record in October 2016.1 Natural gas production growth is expected to rise only slightly through the rest of 2016, due to low prices and fewer rigs in operation. However, we expect to see production pick back up in 2017 as prices rise and increases in liquefied natural gas (LNGs) exports lead to expected production growth increases.1

Midstream

The midstream sector faced technical pressure during the energy market decline, which weighed heavily on performance earlier this year. However, MLPs, as represented by the Tortoise MLP Index®, bounced back during the second fiscal quarter returning 26.4%, with upstream MLPs outpacing their midstream counterparts. Broader pipeline companies also had a nice recovery, as reflected by the 17.2% return of the Tortoise North American Pipeline IndexSM during the quarter.

Performance within the midstream sector was positive across the board, with gathering and processing companies significantly outperforming other sub-sectors due to their greater correlation to rising commodity prices, especially to natural gas liquids (NGLs). Crude oil and natural gas MLP and other pipeline companies also experienced positive performance as market sentiment focused more on underlying fundamentals. Additionally, refined product MLP and other pipeline companies continued to perform well due to strong demand in the low price environment.

Our long-term outlook for the midstream sector remains positive. MLP and other pipeline companies have shown signs of stabilization and we have seen a decrease in counterparty risk, mainly due to oil price improvements. These oil price increases have been leading to contracts being more in-line with producers’ ability to generate revenue, compared to the last six to eight months when producers were locked into contracts that made it nearly impossible to generate revenue, thus prompting contract renegotiations with pipeline companies. For many midstream companies, the priority centers on better capital efficiency. Companies are striving to ensure that their assets are fully optimized, which should lead to better returns for companies and ultimately investors. Growth opportunities still exist as our projection for capital investments in MLP, pipeline and related organic projects remains at $120 billion for 2016 to 2018.

Even with the positive momentum achieved during the fiscal quarter, some headwinds remained. The Energy Transfer Equity/Williams Companies deal lacked resolution until after the end of the fiscal quarter, and weighed on the space. The other chief concern within the midstream sector revolved around sustainability of distributions. Distribution coverage remained healthy and cuts within the sector

(unaudited)

2	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

have not been widespread. However, we do expect some companies to cut their distributions in order to protect their credit ratings. The key issue is the ratings agencies and their threat of a downgrade of some companies from investment grade to high yield rather than a coverage outlook issue. This threat could force otherwise stable midstream companies to elect to temporarily reduce distributions in defense of their investment grade credit ratings. The market anticipated a cut for Plains All American Pipeline L.P., which has been the most vocal on this topic. Going through a simplification exercise to lower the cost of capital and eliminate incentive distribution rights (IDRs) seems logical for the company at this point.

Downstream

Energy companies in the downstream segment of the energy value chain, including refiners and petrochemical companies, have still been producing strong free cash flows at historically high levels although these levels have compressed slightly since the peak in 2015. Refiner margins, though still attractive, have continued to narrow with higher crude oil prices. On May 30, the average price for regular gasoline increased to $2.34 per gallon, although still a decrease of $0.44 from the same week last year.1 Gasoline prices are expected to head lower for the rest of 2016. On the demand side, gasoline consumption is expected to increase by 1.8% in 2016, which will be the highest annual average consumption increase on record.1

While the price of ethane, a petrochemical feedstock, has increased, demand from petrochemicals has also continued to rise, stemming from new facilities coming online. Even though the price of ethane has increased, demand for the end product has also increased, essentially neutralizing that potential headwind. The U.S. still provides some of the lowest priced ethane in the world, thus making the U.S. well positioned for exporting. Ethylene prices tend to move in tandem with crude oil prices, so we believe prices will continue to move higher. Power and utility companies did not participate as much in the recent rebound compared to other energy sectors since they are defensive by nature and their performance had not been impacted as greatly by lower commodity prices.

Capital markets

Capital markets became cautiously optimistic and more constructive with companies focusing on operating their core assets and divesting non-strategic business activities. Within the midstream sector, there were a few equity and debt MLP transactions, with the debt transactions being particularly well received by the market.

Exploration and productions companies are continuing to raise capital, totaling just over $13 billion for the fiscal quarter, mostly in debt. MLP and other pipeline companies raised close to $15 billion during the second fiscal quarter, with approximately $10 billion in equity and $5 billion in debt.

There were no IPOs in the energy sector during the second fiscal quarter. Merger and acquisition activity among MLP and pipeline companies picked up compared to the first fiscal quarter, highlighting the value of pipeline assets, with announced transactions totaling nearly $16 billion. The largest of these was TransCanada Corporation’s acquisition of Columbia Pipeline Group, Inc. in a deal valued at approximately $12 billion.

Concluding thoughts

Coming into mid-year, it is encouraging to see improvement in the price of oil, which has helped performance across the energy value chain, particularly in the upstream segment, that is more closely tied to commodity prices. The market seemed to echo our long-term belief that midstream fundamentals remain solid, causing a significant performance bounce back in that segment of the value chain. Now that the economy has had some time to start to work off the oversupply in the market, combined with companies becoming more capital efficient, we expect that we will see more lasting improvements throughout the second half of this year and into 2017.

We anticipate that OPEC will continue to wield less influence than in recent decades. The non-events of the two most recent OPEC meetings reinforce our belief that the U.S. is becoming a significantly more relevant player in the global energy landscape. We continue to believe that 2016 will be a milestone year for U.S. energy exports, as the U.S. becomes a sustainable, long-term supplier of low-cost energy to the rest of the world.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, June 2016

(unaudited)
Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2016 were 17.5% and 20.6%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 26.4% for the same period. The fund’s positive performance reflects improving oil prices, which boosted performance across the energy value chain, including midstream MLPs, a decrease in counterparty risk with producers and more accommodative capital markets.

2nd fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 5/31/2016)	9.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	1.6%
Cumulative distribution to stockholders
since inception in February 2004	$26.5325
Market-based total return	17.5%
NAV-based total return	20.6%
Premium (discount) to NAV (as of 5/31/2016)	(2.8)%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Market gained confidence in sustainability of distributions
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Western Gas Partners, LP	Midstream gathering and processing MLP	Steady cash flows and growing distributions
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Steady cash flows and growing distributions as well as improved NGLs outlook
MPLX LP	Midstream gathering and processing MLP	Steady cash flows and growing distributions as well as improved NGLs outlook

Bottom five detractors	Company type	Performance driver
Columbia Pipeline Partners LP	Midstream natural gas/natural gas liquids pipeline MLP	Pending acquisition of the general partner created uncertainty regarding future growth
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield high growth names, such as this, were out of favor
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield high growth names, such as this, were out of favor
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Lagged after strong 2015 performance
Dominion Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Low yield high growth names, such as this, were out of favor

(unaudited)

4	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 5.4% as compared to 1st quarter 2016 due primarily to net sales of investments at the end of 1st quarter 2016, partially offset by increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, increased 6.8% during the quarter due to higher asset-based fees. Overall leverage costs decreased 15.9% during the quarter due to lower average leverage outstanding as compared to 1st quarter 2016.

As a result of the changes in income and expenses, DCF decreased approximately 5.0% as compared to 1st quarter 2016. The fund paid a quarterly distribution of $0.655 per share, which was unchanged over the prior quarter and an increase of 1.6% over the 2nd quarter 2015 distribution. The fund has paid cumulative distributions to stockholders of $26.5325 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 2nd quarter 2016 (in thousands):

	2016 YTD	2nd Qtr 2016
Net Investment Loss,
before Income Taxes	$(38,290)	$(27,624)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	100,119	59,733
Amortization of debt issuance costs	2,636	121
Interest rate swap expenses	(441)	(219)
Premium on redemption
of senior notes	900	—
Premium on redemption
of MRP stock	800	—
DCF	$65,724	$32,011

Leverage

The fund’s leverage utilization increased by $14.3 million during 2nd quarter 2016 for normal working capital purposes and represented 27.2% of total assets at May 31, 2016, above the long-term target level of 25% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 84% of the leverage cost was fixed, the weighted-average maturity was 5.3 years and the weighted-average annual rate on leverage was 3.55%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 2nd quarter 2016, the fund’s deferred tax liability increased by $108 million to $428 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $74 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015			2016
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$51,585	$52,919	$51,564	$47,200	$44,670
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	9,545	8,661	7,081	5,321	5,719
Other operating expenses	511	500	512	466	461
	10,056	9,161	7,593	5,787	6,180
Distributable cash flow before leverage costs and current taxes	41,529	43,758	43,971	41,413	38,490
Leverage costs(2)	8,778	8,394	8,193	7,700	6,479
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$32,751	$35,364	$35,778	$33,713	$32,011
As a percent of average total assets(5)
Total from investments	4.94%	5.59%	6.83%	7.67%	7.28%
Operating expenses before leverage costs and current taxes	0.96%	0.97%	1.01%	0.94%	1.01%
Distributable cash flow before leverage costs and current taxes	3.98%	4.62%	5.82%	6.73%	6.27%
As a percent of average net assets(5)
Total from investments	9.34%	10.90%	13.38%	16.09%	13.54%
Operating expenses before leverage costs and current taxes	1.82%	1.89%	1.97%	1.97%	1.87%
Leverage costs and current taxes	1.59%	1.73%	2.13%	2.62%	1.96%
Distributable cash flow	5.93%	7.28%	9.28%	11.50%	9.71%

Selected Financial Information
Distributions paid on common stock	$30,971	$31,211	$31,450	$31,682	$31,682
Distributions paid on common stock per share	0.6450	0.6500	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	105.7%	113.3%	113.8%	106.4%	101.0%
Net realized gain, net of income taxes, for the period	63,392	43,938	72,015	41,667	47,833
Total assets, end of period	4,102,516	3,445,452	2,793,933	2,213,663	2,587,793
Average total assets during period(7)	4,146,279	3,759,151	3,028,322	2,475,404	2,442,341
Leverage(8)	1,000,700	1,000,400	906,000	689,700	704,000
Leverage as a percent of total assets	24.4%	29.0%	32.4%	31.2%	27.2%
Net unrealized appreciation (depreciation), end of period	561,565	138,802	(244,207)	(483,386)	(269,349)
Net assets, end of period	2,172,676	1,754,876	1,405,733	1,176,897	1,390,531
Average net assets during period(9)	2,191,147	1,925,521	1,545,634	1,179,868	1,312,506
Net asset value per common share	45.25	36.55	29.28	24.33	28.71
Market value per share	42.02	35.88	26.57	24.26	27.90
Shares outstanding (000’s)	48,017	48,017	48,017	48,370	48,434

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(9)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2016 were 16.5% and 20.8%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 26.4% for the same period. The fund’s positive performance reflects improving oil prices, which boosted performance across the energy value chain, including midstream MLPs, a decrease in counterparty risk with producers and more accommodative capital markets.

2nd fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 5/31/2016)	9.5%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2010	$9.5450
Market-based total return	16.5%
NAV-based total return	20.8%
Premium (discount) to NAV (as of 5/31/2016)	(6.3)%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Market gained confidence in sustainability of distributions
DCP Midstream Partners, LP	Midstream gathering and processing MLP	Improving commodity prices and a positive outlook for natural gas liquid demand
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Steady cash flows and growing distributions as well as improved NGLs outlook
Enlink Midstream Partners, LP	Midstream gathering and processing MLP	Benefitted from growth potential of a recent acquisition of midstream assets in the Sooner Trend Anadarko Basin Canadian and Kingfisher (STACK) region

Bottom five detractors	Company type	Performance driver
Columbia Pipeline Partners LP	Midstream natural gas/natural gas liquids pipeline MLP	Pending acquisition of the general partner created uncertainty regarding future growth
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield high growth names, such as this, were out of favor
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield high growth names, such as this, were out of favor
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Lagged after strong 2015 performance
Dominion Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Low yield high growth names, such as this, were out of favor

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 3.1% as compared to 1st quarter 2016 due primarily to the impact of trading activity, partially offset by increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, increased 13.7% during the quarter due to higher asset-based fees. Leverage costs declined 1.7% during the quarter due to lower average leverage outstanding as compared to 1st quarter 2016.

As a result of the changes in income and expenses, DCF decreased approximately 6.1% as compared to 1st quarter 2016. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 2nd quarter 2015. The fund has paid cumulative distributions to stockholders of $9.545 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 2nd quarter 2016 (in thousands):

	2016 YTD	2nd Qtr 2016
Net Investment Loss,
before Income Taxes	$(17,629)	$(11,197)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	55,850	29,939
Amortization of debt issuance costs	213	92
Premium on redemption
of senior notes	450	—
DCF	$38,884	$18,834

Leverage

The fund’s leverage utilization increased by $8.3 million during 2nd quarter 2016 and represented 29.7% of total assets at May 31, 2016, above the long-term target level of 25% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 3.4 years and the weighted-average annual rate on leverage was 3.57%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 2nd quarter 2016, the fund’s deferred tax liability increased by $91 million to $135 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $34 million during the quarter. As of Nov. 30, 2015, the fund had net operating losses of $154 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015			2016
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments	$28,125	$28,405	$28,420	$27,259	$26,411
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	4,739	4,280	3,581	2,868	3,292
Other operating expenses	357	351	341	323	336
	5,096	4,631	3,922	3,191	3,628
Distributable cash flow before leverage costs and current taxes	23,029	23,774	24,498	24,068	22,783
Leverage costs(2)	4,078	4,083	4,055	4,018	3,949
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$18,951	$19,691	$20,443	$20,050	$18,834
As a percent of average total assets(5)
Total from investments	5.28%	5.88%	7.18%	8.15%	7.55%
Operating expenses before leverage costs and current taxes	0.96%	0.96%	0.99%	0.95%	1.04%
Distributable cash flow before leverage costs and current taxes	4.32%	4.92%	6.19%	7.20%	6.51%
As a percent of average net assets(5)
Total from investments	8.72%	9.88%	11.95%	14.47%	12.42%
Operating expenses before leverage costs and current taxes	1.58%	1.61%	1.65%	1.69%	1.71%
Leverage costs and current taxes	1.26%	1.42%	1.71%	2.13%	1.86%
Distributable cash flow	5.88%	6.85%	8.59%	10.65%	8.85%

Selected Financial Information
Distributions paid on common stock	$19,857	$19,858	$19,857	$19,858	$19,857
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	95.4%	99.2%	103.0%	101.0%	94.8%
Net realized gain (loss), net of income taxes, for the period	25,818	24,577	3,706	(13,779)	21,730
Total assets, end of period	2,092,962	1,779,889	1,483,910	1,254,081	1,483,491
Average total assets during period(7)	2,112,176	1,917,824	1,586,800	1,345,702	1,390,807
Leverage(8)	512,700	512,900	500,800	431,600	439,900
Leverage as a percent of total assets	24.5%	28.8%	33.7%	34.4%	29.7%
Net unrealized appreciation (depreciation), end of period	400,459	189,257	29,106	(52,047)	90,594
Net assets, end of period	1,268,819	1,057,341	876,409	757,055	893,988
Average net assets during period(9)	1,279,060	1,140,652	953,931	757,446	845,912
Net asset value per common share	27.00	22.50	18.65	16.11	19.02
Market value per common share	24.26	19.85	16.18	15.64	17.82
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2016 were 41.4% and 43.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 17.2% for the same period. The fund’s positive performance reflects improving oil prices, which boosted performance across the energy value chain, including midstream MLPs and other pipeline companies, a decrease in counterparty risk with producers and more accommodative capital markets.

2nd fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 5/31/2016)	9.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution decrease	(9.4)%	*
Cumulative distribution to stockholders
since inception in October 2011	$7.6525
Market-based total return	41.4%
NAV-based total return	43.0%
Premium (discount) to NAV (as of 5/31/2016)	(14.1)%

*Reflects the elimination of the capital gain component of the distribution. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In higher-volatility environments, we typically extend the out-of-the-money covered calls and try to generate the same monthly income. The notional amount of the fund’s covered calls averaged approximately 11.4% of total assets, and their out-of-the-money percentage at the time written averaged approximately 9.0% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a combination of a completed rollup transaction and preferred issuance that solved capital market needs
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Steady cash flows and improved commodity price outlook
The Williams Companies, Inc.	Midstream gathering and processing company	Improved NGLs demand outlook and moving closer to a merger resolution
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Announced acquisition by TransCanada Corporation

Bottom five detractors	Company type	Performance driver
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield high growth names, such as this, were out of favor
Columbia Pipeline Partners LP	Midstream natural gas/natural gas liquids pipeline MLP	Pending acquisition of the general partner created uncertainty regarding future growth
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield high growth names, such as this, were out of favor
Williams Partners L.P.	Midstream gathering and processing MLP	Concern around Chesapeake counterparty risk and levered balance sheet
Valero Energy Partners LP	Midstream refined product pipeline MLP	Low yield high growth names, such as this, were out of favor

(unaudited)

10	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 0.5% as compared to 1st quarter 2015, primarily due to lower net premiums on options written during the quarter offset slightly by increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, increased by 13.3% during the quarter due to higher asset-based fees. Leverage costs declined 5.0% during the quarter due to lower average leverage outstanding as compared to 1st quarter 2016. As a result of the changes in income and expenses, DCF declined by 2.2% as compared to 1st quarter 2016. In addition, the fund had net realized losses on investments of $6.7 million during 2nd quarter 2016.

The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and a decrease of 9.4% from the 2nd quarter 2015 distribution. The fund eliminated the capital gain component of the distribution in 1st quarter 2016 because it does not anticipate the same level of capital gains following market declines over the past year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $7.6525 per share since its inception in Oct. 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 2nd quarter 2016 (in thousands):

	2016 YTD	2nd Qtr 2016
Net Investment Income	$450	$(184)
Adjustments to reconcile to DCF:
Net premiums on options written	2,675	1,238
Distributions characterized
as return of capital	4,027	2,537
Dividends paid in stock	827	421
Amortization of debt issuance costs	65	14
Premium on redemption
of senior notes	100	—
DCF	$8,144	$4,026

Leverage

The fund’s leverage utilization was relatively unchanged during 2nd quarter 2016 and represented 24.2% of total assets at May 31, 2016, generally in-line with the long-term target level of 25% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 78% of the leverage cost was fixed, the weighted-average maturity was 3.5 years and the weighted-average annual rate on leverage was 3.27%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015			2016
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,862	$3,978	$3,998	$3,529	$3,685
Dividends paid in stock	318	331	337	406	421
Net premiums on options written	1,242	1,212	1,346	1,437	1,238
Total from investments	5,422	5,521	5,681	5,372	5,344
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,055	951	786	554	643
Other operating expenses	172	167	151	136	139
	1,227	1,118	937	690	782
Distributable cash flow before leverage costs	4,195	4,403	4,744	4,682	4,562
Leverage costs(2)	622	746	630	564	536
Distributable Cash Flow(3)	$3,573	$3,657	$4,114	$4,118	$4,026
Net realized gain (loss) on investments and foreign currency
translation, for the period	$1,729	$3,718	$1,669	$(16,941)	$(6,676)
As a percent of average total assets(4)
Total from investments	5.11%	5.73%	7.30%	9.07%	8.68%
Operating expenses before leverage costs	1.16%	1.16%	1.20%	1.16%	1.27%
Distributable cash flow before leverage costs	3.95%	4.57%	6.10%	7.91%	7.41%
As a percent of average net assets(4)
Total from investments	6.51%	7.62%	10.15%	14.71%	11.87%
Operating expenses before leverage costs	1.47%	1.54%	1.67%	1.89%	1.74%
Leverage costs	0.75%	1.03%	1.13%	1.54%	1.19%
Distributable cash flow	4.29%	5.05%	7.35%	11.28%	8.94%

Selected Financial Information
Distributions paid on common stock	$4,507	$4,507	$4,508	$4,082	$4,081
Distributions paid on common stock per share	0.4500	0.4500	0.4500	0.4075	0.4075
Total assets, end of period	417,589	345,569	286,039	213,999	269,483
Average total assets during period(5)	420,576	382,558	312,142	238,257	244,963
Leverage(6)	89,900	91,500	86,900	65,000	65,100
Leverage as a percent of total assets	21.5%	26.5%	30.4%	30.4%	24.2%
Net unrealized appreciation (depreciation), end of period	82,054	10,975	(41,680)	(75,017)	(5,987)
Net assets, end of period	322,215	252,182	197,443	144,960	202,587
Average net assets during period(7)	330,279	287,394	224,525	146,835	179,041
Net asset value per common share	32.17	25.18	19.71	14.47	20.23
Market value per common share	27.72	21.55	17.47	12.56	17.37
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2016 were 44.8% and 39.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned 38.9% for the same period. The fund’s performance reflects the improving conditions of upstream oil and gas producers with the increase in oil prices, driven by a decrease in North American production and an increase in demand. Liquids producers outperformed natural gas producers, particularly those in the Permian basin as it has had the best economics in the current commodity price environment.

2nd fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 5/31/2016)	12.8%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2012	$6.5625
Market-based total return	44.8%
NAV-based total return	39.0%
Premium (discount) to NAV (as of 5/31/2016)	(10.4)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 67.4% of total assets and their out-of-the-money percentage at the time written averaged approximately 10.4% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Pioneer Natural Resources Company	Upstream liquids producer	Key acreage in the Permian, currently the most economic U.S. oil basin
EOG Resources, Inc.	Upstream liquids producer	Improved commodity prices
EQT Corporation	Upstream natural gas producer	Growing Northeast natural gas production supported by improved outlook on natural gas prices
Devon Energy Corporation	Upstream natural gas producer	Improved commodity prices
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Improved commodity prices

Bottom five detractors	Company type	Performance driver
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield high growth names, such as this, were out of favor
PDC Energy, Inc.	Upstream liquids producer	Reported lower than expected 1Q production due to weather-related issues but maintained full-year production guidance
Columbia Pipeline Partners LP	Midstream natural gas/natural gas liquids pipeline MLP	Pending acquisition of the general partner created uncertainty regarding future growth
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield high growth names, such as this, were out of favor
Valero Energy Partners LP	Midstream refined product pipeline MLP	Low yield high growth names, such as this, were out of favor

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 6.5% as compared to 1st quarter 2016, primarily due to higher net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, increased 14.2% during the quarter due to higher asset-based fees. Total leverage costs increased approximately 5.5% during the quarter due to slightly higher leverage utilization. As a result of the changes in income and expenses, DCF increased by approximately 5.7% as compared to 1st quarter 2016. In addition, the fund had net realized losses on investments of $23.2 million during 2nd quarter 2016.

The fund maintained its quarterly distribution of $0.4375 per share during 2nd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund has paid cumulative distributions to stockholders of $6.5625 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 2nd quarter 2016 (in thousands):

	2016 YTD	2nd Qtr 2016
Net Investment Loss	$(438)	$(192)
Adjustments to reconcile to DCF:
Net premiums on options written	11,620	6,089
Distributions characterized
as return of capital	1,834	795
Dividends paid in stock	546	278
DCF	$13,562	$6,970

Leverage

The fund’s leverage utilization increased by $0.8 million as compared to Feb. 29, 2016. The fund utilizes all floating rate leverage that had an interest rate of 1.27% at May 31, 2016. Leverage represented 21.8% of total assets at quarter-end, above the long-term target level of 15% of total assets. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015			2016
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,846	$1,832	$1,824	$1,694	$1,615
Dividends paid in stock	259	269	275	268	278
Net premiums on options written	5,354	5,112	5,802	5,531	6,090
Total from investments	7,459	7,213	7,901	7,493	7,983
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	969	842	734	586	661
Other operating expenses	160	154	141	134	161
	1,129	996	875	720	822
Distributable cash flow before leverage costs	6,330	6,217	7,026	6,773	7,161
Leverage costs(2)	148	150	151	181	191
Distributable Cash Flow(3)	$6,182	$6,067	$6,875	$6,592	$6,970
Net realized loss on investments and foreign currency
translation, for the period	$(4,028)	$(10,630)	$(6,369)	$(7,899)	$(23,227)
As a percent of average total assets(4)
Total from investments	7.64%	8.41%	10.83%	11.88%	12.02%
Operating expenses before leverage costs	1.16%	1.16%	1.20%	1.14%	1.24%
Distributable cash flow before leverage costs	6.48%	7.25%	9.63%	10.74%	10.78%
As a percent of average net assets(4)
Total from investments	9.10%	10.41%	13.50%	17.11%	15.67%
Operating expenses before leverage costs	1.38%	1.44%	1.50%	1.64%	1.61%
Leverage costs	0.18%	0.22%	0.26%	0.41%	0.37%
Distributable cash flow	7.54%	8.75%	11.74%	15.06%	13.69%

Selected Financial Information
Distributions paid on common stock	$6,351	$6,350	$6,351	$6,351	$6,351
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	376,856	307,266	289,330	228,663	287,532
Average total assets during period(5)	387,144	340,194	292,664	253,624	264,154
Leverage(6)	61,400	61,900	61,800	61,800	62,600
Leverage as a percent of total assets	16.3%	20.1%	21.4%	27.0%	21.8%
Net unrealized depreciation, end of period	(1,556)	(61,343)	(66,495)	(117,834)	(27,486)
Net assets, end of period	313,685	241,721	225,410	164,735	222,159
Average net assets during period(7)	325,287	274,832	234,669	176,104	202,667
Net asset value per common share	21.61	16.65	15.53	11.35	15.30
Market value per common share	19.47	14.64	13.18	9.76	13.71
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ invests primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending May 31, 2016 were 26.9% and 28.2%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 12.5% for the same period. The fund’s positive performance reflects improving oil prices, which boosted performance across the energy value chain, including energy infrastructure companies, a decrease in counterparty risk with producers and more accommodative capital markets. Power companies, an area of focus for the fund, did not participate as much in the recent rebound compared to other energy companies since they are defensive by nature. Energy equities outperformed energy fixed income securities during the fiscal quarter.

2nd fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 5/31/2016)	8.0%
Quarter-over-quarter distribution decrease	(9.1)%	**
Year-over-year distribution decrease	(9.1)%	**
Cumulative distribution to stockholders
since inception in July 2009	$11.5250
Market-based total return	26.9%
NAV-based total return	28.2%
Premium (discount) to NAV (as of 5/31/2016)	(13.4)%

*

The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

**	Reflects the elimination of the capital gain component of the distribution. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Market gained confidence in sustainability of distributions

Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Steady cash flows and improved commodity price outlook

Targa Resources Corp.	Midstream gathering and processing company	Benefitted from a combination of a completed rollup transaction and preferred issuance that solved capital market needs
Midcontinent Express Pipeline LLC (fixed income)	Midstream natural gas/natural gas liquids pipeline company	Stability of underlying business and a fixed-income holding

Bottom five detractors	Company type	Performance driver
Ruby Pipeline LLC (fixed income)	Midstream natural gas/natural gas liquids pipeline company	Concerns over high debt levels and risk of downgrade
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Low yield high growth names, such as this, were out of favor
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Low yield high growth names, such as this, were out of favor
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Lagged after strong 2015 performance
Williams Partners L.P.	Midstream gathering and processing MLP	Concern around Chesapeake counterparty risk and levered balance sheet

(unaudited)

16	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased 0.5% as compared to 1st quarter 2016 due to the impact of trading activity. Operating expenses, consisting primarily of fund advisory fees, increased 12.5% during the quarter due to higher asset-based fees. Total leverage costs decreased slightly during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 1.8% as compared to 1st quarter 2016. In addition, the fund had net realized gains on investments of $0.1 million during 2nd quarter 2016.

The fund paid monthly distributions of $0.125 per share during 2nd quarter 2016, which represents the historical baseline distribution supported by DCF. The fund eliminated the capital gain component of the monthly distribution because it does not anticipate the same level of capital gains following market declines over the past year. The elimination of the capital gain component of $0.0125 per share resulted in a decrease of 9.1% from the distributions paid in the 1st quarter 2016. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 3rd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $11.525 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year-to-date and 2nd quarter 2016 (in thousands):

	2016 YTD	2nd Qtr 2016
Net Investment Income	$2,542	$971
Adjustments to reconcile to DCF:
Dividends paid in stock	491	250
Distributions characterized
as return of capital	2,462	1,506
Interest rate swap expenses	(147)	(66)
Change in amortization
methodology	36	7
DCF	$5,384	$2,668

Leverage

The fund’s leverage utilization increased by $3.1 million as compared to Feb. 29, 2016 and represented 25.7% of total assets at May 31, 2016, above the long-term target level of 20% of total assets. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 45% of the leverage cost was fixed, the weighted-average maturity was 1.3 years and the weighted-average annual rate on leverage was 1.76%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015			2016
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Interest earned on corporate bonds	$1,966	$1,900	$1,793	$1,672	$1,616
Distributions and dividends from investments,
net of foreign taxes withheld	1,156	1,138	1,431	1,568	1,631
Dividends paid in stock	223	232	236	241	250
Total from investments	3,345	3,270	3,460	3,481	3,497
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	604	566	497	409	453
Other operating expenses	141	138	165	125	148
	745	704	662	534	601
Distributable cash flow before leverage costs	2,600	2,566	2,798	2,947	2,896
Leverage costs(2)	217	219	217	231	228
Distributable Cash Flow(3)	$2,383	$2,347	$2,581	$2,716	$2,668
Net realized gain (loss) on investments and foreign currency
translation, for the period	$4,470	$(1,634)	$(3,954)	$(4,797)	$67
As a percent of average total assets(4)
Total from investments	5.23%	5.43%	6.62%	7.70%	7.32%
Operating expenses before leverage costs	1.16%	1.17%	1.27%	1.18%	1.26%
Distributable cash flow before leverage costs	4.07%	4.26%	5.35%	6.52%	6.06%
As a percent of average net assets(4)
Total from investments	6.54%	6.95%	8.72%	11.32%	10.03%
Operating expenses before leverage costs	1.46%	1.50%	1.67%	1.74%	1.72%
Leverage costs	0.42%	0.47%	0.55%	0.75%	0.65%
Distributable cash flow	4.66%	4.98%	6.50%	8.83%	7.66%

Selected Financial Information
Distributions paid on common stock	$2,867	$2,867	$2,868	$2,867	$2,607
Distributions paid on common stock per share	0.4125	0.4125	0.4125	0.4125	0.3750
Total assets, end of period	254,507	226,510	198,282	171,284	205,150
Average total assets during period(5)	253,728	239,062	209,734	181,912	190,095
Leverage(6)	50,400	54,500	49,900	49,600	52,700
Leverage as a percent of total assets	19.8%	24.1%	25.2%	29.0%	25.7%
Net unrealized appreciation (depreciation), end of period	60,294	31,449	13,478	(7,382)	25,113
Net assets, end of period	203,208	171,137	147,563	120,519	151,382
Average net assets during period(7)	202,765	186,685	159,097	123,733	138,638
Net asset value per common share	29.23	24.62	21.23	17.34	21.78
Market value per common share	26.80	21.37	18.53	15.17	18.86
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

TYG Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Master Limited Partnerships — 179.7%(1)

Crude Oil Pipelines — 44.7%(1)
United States — 44.7%(1)
Enbridge Energy Partners, L.P.	1,897,232	$41,245,824
Genesis Energy L.P.	2,331,152	87,814,496
NuStar Energy L.P.	1,183	58,168
Plains All American Pipeline, L.P.	6,940,324	160,529,694
Shell Midstream Partners, L.P.	1,597,369	53,911,204
Sunoco Logistics Partners L.P.	6,412,715	176,029,027
Tesoro Logistics LP	2,093,642	102,902,504
		622,490,917
Natural Gas/Natural Gas Liquids Pipelines — 70.0%(1)
United States — 70.0%(1)
Columbia Pipeline Partners LP	1,938,839	28,559,099
Dominion Midstream Partners, LP	896,190	25,917,815
Energy Transfer Partners, L.P.	5,547,507	201,152,604
Enterprise Products Partners L.P.	6,886,458	191,168,074
EQT Midstream Partners, LP	1,966,806	148,238,168
ONEOK Partners, L.P.	4,956,085	188,083,426
Spectra Energy Partners, LP	2,779,686	124,919,089
Tallgrass Energy Partners, LP	1,436,628	65,021,783
		973,060,058
Natural Gas Gathering/Processing — 30.4%(1)
United States — 30.4%(1)
Antero Midstream Partners LP	2,362,765	58,124,019
DCP Midstream Partners, LP	1,348,960	45,230,629
EnLink Midstream Partners, LP	3,368,931	53,026,974
MPLX LP	2,421,079	77,232,420
Rice Midstream Partners LP	820,024	14,998,239
Western Gas Partners, LP	3,190,562	158,985,704
Williams Partners L.P.	474,357	15,141,475
		422,739,460
Refined Product Pipelines — 34.6%(1)
United States — 34.6%(1)
Buckeye Partners, L.P.	2,532,174	182,113,954
Magellan Midstream Partners, L.P.(2)	2,933,357	205,481,658
Phillips 66 Partners LP	946,859	52,010,965
Valero Energy Partners LP	888,135	41,094,006
		480,700,583
Total Master Limited Partnerships
(Cost $2,068,229,535)		2,498,991,018

Preferred Stock — 2.8%(1)

Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500%(3)	21,758	22,871,450
Oil and Gas Production — 1.1%(1)
United States — 1.1%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	15,319,200
Total Preferred Stock
(Cost $37,119,763)		38,190,650

Common Stock — 1.2%(1)

Crude Oil Pipelines — 1.2%(1)
United States — 1.2%(1)
Plains GP Holdings, L.P.
(Cost $10,054,425)	1,712,676	16,082,028

Warrants — 0.6%(1)

Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(4)	305,483	6,509,269
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(4)	147,302	2,327,258
Total Warrants
(Cost $3,145,348)		8,836,527

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.33%(5) (Cost $135,717)	135,717	135,717
Total Investments — 184.3%(1)
(Cost $2,118,684,788)		2,562,235,940
Interest Rate Swap Contracts — (0.1)%(1)
$20,000,000 notional — unrealized depreciation(6)		(665,163)
Other Assets and Liabilities — (2.8)%(1)		(39,210,048)
Deferred Tax Liability — (30.8)%(1)		(427,830,099)
Credit Facility Borrowings — (6.0)%(1)		(84,000,000)
Senior Notes — (32.7)%(1)		(455,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.9)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,390,530,630

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $665,163.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $31,707,977, which represents 2.3% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Non-income producing security.
(5)	Rate indicated is the current yield as of May 31, 2016.
(6)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Master Limited Partnerships — 158.9%(1)

Crude Oil Pipelines — 32.0%(1)
United States — 32.0%(1)
Enbridge Energy Partners, L.P.	1,411,648	$30,689,227
Genesis Energy L.P.	1,197,143	45,096,377
Plains All American Pipeline, L.P.	3,193,559	73,867,020
Shell Midstream Partners, L.P.	840,435	28,364,681
Sunoco Logistics Partners L.P.	2,671,434	73,330,863
Tesoro Logistics LP	703,951	34,599,192
		285,947,360
Natural Gas/Natural Gas Liquids Pipelines — 72.8%(1)
United States — 72.8%(1)
Columbia Pipeline Partners LP	1,346,148	19,828,760
Dominion Midstream Partners, LP	548,376	15,859,034
Energy Transfer Partners, L.P.	3,979,466	144,295,437
Enterprise Products Partners L.P.	4,586,528	127,322,017
EQT Midstream Partners, LP	1,368,899	103,173,918
ONEOK Partners, L.P.	2,683,822	101,851,045
Spectra Energy Partners, LP	2,256,493	101,406,795
Tallgrass Energy Partners, LP	819,012	37,068,483
		650,805,489
Natural Gas Gathering/Processing — 33.9%(1)
United States — 33.9%(1)
Antero Midstream Partners LP	1,185,362	29,159,905
DCP Midstream Partners, LP	1,872,056	62,770,038
EnLink Midstream Partners, LP	3,067,916	48,288,998
MPLX LP	1,538,726	49,085,359
Rice Midstream Partners LP	513,608	9,393,890
Western Gas Partners, LP	1,923,210	95,833,554
Williams Partners L.P.	271,338	8,661,109
		303,192,853
Refined Product Pipelines — 20.2%(1)
United States — 20.2%(1)
Buckeye Partners, L.P.	1,039,397	74,753,432
Magellan Midstream Partners, L.P.	914,032	64,027,942
Phillips 66 Partners LP	457,475	25,129,102
Valero Energy Partners LP	372,887	17,253,481
		181,163,957
Total Master Limited Partnerships
(Cost $1,293,899,138)		1,421,109,659

Common Stock — 2.7%(1)

Crude Oil Pipelines — 2.7%(1)
United States — 2.7%(1)
Plains GP Holdings, L.P.
(Cost $14,637,055)	2,572,050	24,151,550

Preferred Stock — 2.3%(1)

Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp., 9.500%(2)	12,252	12,878,987
Oil and Gas Production — 0.9%(1)
United States — 0.9%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	7,780,500
Total Preferred Stock
(Cost $19,892,225)		20,659,487

Warrants — 0.6%(1)

Natural Gas Gathering/Processing — 0.6%(1)
United States — 0.6%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(2)(3)	172,018	3,665,381
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(2)(3)	82,946	1,310,483
Total Warrants
(Cost $1,771,155)		4,975,864

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.33%(4) (Cost $145,376)	145,376	145,376
Total Investments — 164.5%(1)
(Cost $1,330,344,949)		1,471,041,936
Other Assets and Liabilities — (0.2)%(1)		(2,115,163)
Deferred Tax Liability — (15.1)%(1)		(135,038,521)
Credit Facility Borrowings — (5.1)%(1)		(45,900,000)
Senior Notes — (31.8)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (12.3)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$893,988,252

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $17,854,851, which represents 2.0% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

TTP Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Common Stock — 91.0%(1)

Crude Oil Pipelines — 20.0%(1)
Canada — 11.8%(1)
Enbridge Inc.	304,117	$12,131,227
Inter Pipeline Ltd.	415,182	8,437,565
Pembina Pipeline Corporation	113,397	3,326,635
United States — 8.2%(1)
Plains GP Holdings, L.P.	1,325,089	12,442,586
SemGroup Corporation	133,904	4,256,808
		40,594,821
Natural Gas Gathering/Processing — 14.8%(1)
United States — 14.8%(1)
EnLink Midstream, LLC	366,747	5,746,925
Targa Resources Corp.	263,723	11,295,256
The Williams Companies, Inc.	587,367	13,016,053
		30,058,234
Natural Gas/Natural Gas Liquids Pipelines — 39.1%(1)
Canada — 8.8%(1)
Keyera Corp.	36,599	1,091,816
TransCanada Corporation	403,735	16,738,853
United States — 30.3%(1)
Columbia Pipeline Group, Inc.	360,774	9,214,168
ONEOK, Inc.	607,199	26,261,357
Spectra Energy Corp	809,688	25,796,660
		79,102,854
Oil and Gas Production — 14.9%(1)
United States — 14.9%(1)
Anadarko Petroleum Corporation(2)	31,900	1,654,334
Antero Resources Corporation(2)(3)	24,100	699,623
Cabot Oil & Gas Corporation(2)	115,900	2,778,123
Carrizo Oil & Gas, Inc.(2)(3)	10,800	415,800
Cimarex Energy Co.(2)	17,500	2,034,900
Concho Resources Inc.(2)(3)	25,000	3,033,500
Continental Resources, Inc.(2)(3)	23,900	1,005,234
Diamondback Energy, Inc.(2)(3)	10,400	945,880
EOG Resources, Inc.(2)	53,700	4,369,032
EQT Corporation(2)	8,500	622,625
Gulfport Energy Corporation(2)(3)	17,800	547,172
Hess Corporation(2)	10,200	611,286
Laredo Petroleum, Inc.(2)(3)	30,000	363,300
Memorial Resource Development Corp.(2)(3)	13,080	206,664
Newfield Exploration Company(2)(3)	32,600	1,329,102
Noble Energy, Inc.(2)	40,700	1,455,025
Occidental Petroleum Corporation(2)	27,200	2,051,968
PDC Energy, Inc.(2)(3)	2,500	145,125
Pioneer Natural Resources Company(2)	24,200	3,879,744
Range Resources Corporation(2)	33,000	1,405,470
RSP Permian, Inc.(2)(3)	17,000	559,810
		30,113,717
Refined Product Pipelines — 2.2%(1)
United States — 2.2%(1)
VTTI Energy Partners LP	219,298	4,451,749
Total Common Stock
(Cost $193,469,509)		184,321,375

Master Limited Partnerships
and Related Companies — 39.1%(1)

Crude Oil Pipelines — 14.8%(1)
United States — 14.8%(1)
Enbridge Energy Management, L.L.C.(4)	741,913	16,218,212
Genesis Energy L.P.	57,722	2,174,388
Plains All American Pipeline, L.P.	183,541	4,245,303
Shell Midstream Partners, L.P.	55,452	1,871,505
Sunoco Logistics Partners L.P.	161,024	4,420,109
Tesoro Logistics LP	20,624	1,013,670
		29,943,187
Natural Gas/Natural Gas Liquids Pipelines — 10.9%(1)
United States — 10.9%(1)
Columbia Pipeline Partners LP	38,484	566,869
Energy Transfer Partners, L.P.	303,560	11,007,086
Enterprise Products Partners L.P.	201,431	5,591,725
EQT Midstream Partners, LP	54,953	4,141,808
Tallgrass Energy Partners, LP	20,140	911,536
		22,219,024
Natural Gas Gathering/Processing — 7.5%(1)
United States — 7.5%(1)
Antero Midstream Partners LP	35,220	866,412
DCP Midstream Partners, LP	58,115	1,948,596
EnLink Midstream Partners, LP	55,955	880,732
MPLX LP	247,156	7,884,276
Rice Midstream Partners LP	42,736	781,641
Western Gas Partners, LP	49,299	2,456,569
Williams Partners L.P.	12,084	385,721
		15,203,947
Refined Product Pipelines — 5.9%(1)
United States — 5.9%(1)
Buckeye Partners, L.P.	74,894	5,386,376
Magellan Midstream Partners, L.P.	44,609	3,124,860
Phillips 66 Partners LP	36,049	1,980,172
Valero Energy Partners LP	31,129	1,440,339
		11,931,747
Total Master Limited Partnerships
and Related Companies (Cost $76,758,436)		79,297,905

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
May 31, 2016

	Shares	Fair Value
Preferred Stock — 1.9%(1)

Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Targa Resources Corp., 9.500%(5)	2,108	$2,215,875
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,540,500
Total Preferred Stock
(Cost $3,663,523)		3,756,375

Warrants — 0.4%(1)

Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(3)(5)	29,596	630,635
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(3)(5)	14,271	225,471
Total Warrants
(Cost $304,734)		856,106

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.33%(6) (Cost $88,741)	88,741	88,741
Total Investments — 132.4%(1)
(Cost $274,284,943)		268,320,502
Credit Facility Borrowings — (7.4)%(1)		(15,100,000)
Senior Notes — (16.8)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (7.9)%(1)		(16,000,000)
Total Value of Options Written
(Premiums received $385,274) — (0.2)%(1)		(405,478)
Other Assets and Liabilities — (0.1)%(1)		(228,032)
Total Net Assets Applicable
to Common Stockholders — 100.0%(1)		$202,586,992

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,071,981, which represents 1.5% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

TTP Schedule of Options Written (unaudited)
May 31, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	June 2016	$52.50	319	$(40,513)
Antero Resources Corporation	June 2016	28.00	241	(39,253)
Cabot Oil & Gas Corporation	June 2016	26.00	1,159	(17,385)
Carrizo Oil & Gas, Inc.	June 2016	40.00	108	(12,420)
Cimarex Energy Co.	June 2016	125.00	175	(17,500)
Concho Resources Inc.	June 2016	125.00	250	(45,750)
Continental Resources, Inc.	June 2016	44.00	239	(26,290)
Diamondback Energy, Inc.	June 2016	92.50	104	(20,280)
EOG Resources, Inc.	June 2016	87.50	537	(13,962)
EQT Corporation	June 2016	75.00	85	(9,775)
Gulfport Energy Corporation	June 2016	32.50	178	(10,680)
Hess Corporation	June 2016	62.50	102	(7,140)
Laredo Petroleum, Inc.	June 2016	12.00	300	(25,500)
Memorial Resources Development Corp.	June 2016	16.00	130	(8,238)
Newfield Exploration Company	June 2016	44.00	326	(10,595)
Noble Energy, Inc.	June 2016	38.00	407	(15,507)
Occidental Petroleum Corporation	June 2016	79.00	272	(7,072)
PDC Energy, Inc.	June 2016	67.00	25	(423)
Pioneer Natural Resources Company	June 2016	175.00	242	(18,392)
Range Resources Corporation	June 2016	43.00	330	(51,153)
RSP Permian, Inc.	June 2016	35.00	170	(7,650)

Total Value of Call Options Written
(Premiums received $385,274)				$(405,478)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Common Stock — 98.2%(1)

Oil and Gas Production — 98.2%(1)
Canada — 3.5%(1)
ARC Resources LTD.	334,600	$5,503,734
Cenovus Energy Inc.	153,200	2,310,256
The Netherlands — 2.5%(1)
Royal Dutch Shell plc (ADR)	114,500	5,552,105
United Kingdom — 2.3%(1)
BP p.l.c. (ADR)	165,500	5,196,700
United States — 89.9%(1)
Anadarko Petroleum Corporation(2)(3)	271,100	14,059,246
Antero Resources Corporation(2)(3)(4)	146,610	4,256,088
Cabot Oil & Gas Corporation(2)(3)	226,700	5,433,999
Carrizo Oil & Gas, Inc.(2)(3)(4)	215,000	8,277,500
Cimarex Energy Co.(2)(3)	76,873	8,938,793
Concho Resources Inc.(2)(3)(4)	98,443	11,945,074
Continental Resources, Inc.(2)(3)(4)	39,700	1,669,782
Devon Energy Corporation(2)(3)	265,034	9,565,077
Diamondback Energy, Inc.(2)(3)(4)	69,700	6,339,215
EOG Resources, Inc.(2)(3)	363,300	29,558,088
EQT Corporation(2)(3)	282,685	20,706,676
Gulfport Energy Corporation(2)(3)(4)	178,600	5,490,164
Laredo Petroleum, Inc.(4)	40	484
Memorial Resource Development
Corp.(2)(3)(4)	85,400	1,349,320
Newfield Exploration Company(2)(3)(4)	204,988	8,357,361
Occidental Petroleum Corporation(2)(3)	105,700	7,974,008
Parsley Energy, Inc.(2)(3)(4)	229,000	5,970,030
PDC Energy, Inc.(2)(3)(4)	49,700	2,885,085
Pioneer Natural Resources Company(2)(3)	173,515	27,817,925
Range Resources Corporation(2)(3)	169,900	7,236,041
Rice Energy Inc.(2)(3)(4)	162,400	3,288,600
RSP Permian, Inc.(2)(3)(4)	260,000	8,561,800
Whiting Petroleum Corporation(4)	27	334
Total Common Stock
(Cost $247,695,454)		218,243,485

Master Limited Partnerships
and Related Companies — 29.0%(1)

Crude Oil Pipelines — 9.7%(1)
United States — 9.7%(1)
Enbridge Energy Management, L.L.C.(5)	489,368	10,697,579
Plains All American Pipeline, L.P.	204,532	4,730,825
Rose Rock Midstream, L.P.	32,489	838,216
Shell Midstream Partners, L.P.	51,895	1,751,456
Tesoro Logistics LP	70,281	3,454,311
		21,472,387
Natural Gas/Natural Gas Liquids Pipelines — 6.9%(1)
United States — 6.9%(1)
Columbia Pipeline Partners LP	35,719	526,141
Energy Transfer Partners, L.P.	152,945	5,545,786
Enterprise Products Partners L.P.	229,988	6,384,467
EQT GP Holdings, LP	8,439	220,258
EQT Midstream Partners, LP	24,303	1,831,717
Tallgrass Energy Partners, LP	20,140	911,536
		15,419,905
Natural Gas Gathering/Processing — 6.0%(1)
United States — 6.0%(1)
Antero Midstream Partners LP	75,672	1,861,531
DCP Midstream Partners, LP	155,345	5,208,718
EnLink Midstream Partners, LP	86,700	1,364,658
MPLX LP	121,726	3,883,059
Rice Midstream Partners LP	40,357	738,130
Western Gas Partners, LP	6,100	303,963
		13,360,059
Refined Product Pipelines — 6.4%(1)
United States — 6.4%(1)
Buckeye Partners, L.P.	49,673	3,572,482
Magellan Midstream Partners, L.P.	92,000	6,444,600
Phillips 66 Partners LP	53,277	2,926,506
Valero Energy Partners LP	26,106	1,207,925
		14,151,513
Total Master Limited Partnerships
and Related Companies (Cost $62,887,117)		64,403,864

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

NDP Schedule of Investments (unaudited) (continued)
May 31, 2016

	Shares	Fair Value
Preferred Stock — 1.6%(1)

Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
Targa Resources Corp., 9.500%(6)	1,997	$2,099,195
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,439,100
Total Preferred Stock
(Cost $3,446,512)		3,538,295

Warrants — 0.4%(1)

Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(4)(6)	28,038	597,437
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(4)(6)	13,520	213,606
Total Warrants
(Cost $288,688)		811,043

Short-Term Investment — 0.1%(1)

United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.33%(7) (Cost $155,942)	155,942	155,942
Total Investments — 129.3%(1)
(Cost $314,473,713)		287,152,629
Total Value of Options Written
(Premiums received $1,967,331) — (1.0)%(1)		(2,132,582)
Credit Facility Borrowings — (28.2)%(1)		(62,600,000)
Other Assets and Liabilities — (0.1)%(1)		(261,105)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$222,158,942

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $2,910,238, which represents 1.3% of net assets. See Note 6 to the financial statements for further disclosure.
(7)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

NDP Schedule of Options Written (unaudited)
May 31, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	June 2016	$54.50	2,711	$(162,660)
Antero Resources Corporation	June 2016	29.00	1,466	(148,998)
Cabot Oil & Gas Corporation	June 2016	26.00	2,267	(34,005)
Carrizo Oil & Gas, Inc.	June 2016	41.50	2,150	(177,002)
Cimarex Energy Co.	June 2016	127.50	768	(46,062)
Concho Resources Inc.	June 2016	127.50	984	(122,492)
Continental Resources, Inc.	June 2016	45.00	397	(35,333)
Devon Energy Corporation	June 2016	38.00	2,650	(188,150)
Diamondback Energy, Inc.	June 2016	95.00	697	(66,215)
EOG Resources, Inc.	June 2016	87.50	3,633	(94,458)
EQT Corporation	June 2016	75.00	2,826	(324,990)
Gulfport Energy Corporation	June 2016	33.00	884	(36,436)
Gulfport Energy Corporation	June 2016	34.00	902	(24,250)
Memorial Resource Development Corp.	June 2016	16.00	854	(54,121)
Newfield Exploration Company	June 2016	44.00	2,049	(66,593)
Occidental Petroleum Corporation	June 2016	80.00	1,057	(8,456)
Parsley Energy, Inc.	June 2016	27.50	1,138	(45,838)
Parsley Energy, Inc.	June 2016	28.00	1,152	(36,415)
PDC Energy, Inc.	June 2016	70.00	497	(13,668)
Pioneer Natural Resources Company	June 2016	180.00	1,735	(43,375)
Range Resources Corporation	June 2016	44.00	1,699	(212,375)
Rice Energy Inc.	June 2016	21.00	1,624	(81,200)
RSP Permian, Inc.	June 2016	35.00	1,997	(89,865)
RSP Permian, Inc.	June 2016	36.00	603	(19,625)

Total Value of Call Options Written
(Premiums received $1,967,331)				$(2,132,582)

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

TPZ Schedule of Investments (unaudited)
May 31, 2016

	Principal
	Amount	Fair Value
Corporate Bonds — 71.3%(1)

Crude Oil Pipelines — 6.3%(1)
Canada — 2.9%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,466,250
United States — 3.4%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,163,875
		9,630,125
Local Distribution Companies — 6.8%(1)
United States — 6.8%(1)
Black Hills Energy,
5.900%, 04/01/2017(2)	5,770,000	5,918,393
CenterPoint Energy, Inc.,
6.500%, 05/01/2018	4,000,000	4,320,048
		10,238,441
Natural Gas/Natural Gas Liquids Pipelines — 25.5%(1)
Canada — 4.2%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	6,278,160
United States — 21.3%(1)
Cheniere Corp.,
7.000%, 06/30/2024(2)	2,000,000	2,050,000
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,007,022
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,599,809
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,365,832
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	5,666,400
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,050,000
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,065,100
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,150,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,500,000	1,433,988
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	2,880,000
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)	2,000,000	2,000,000
		38,546,311
Natural Gas Gathering/Processing — 4.9%(1)
United States — 4.9%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)	3,000,000	3,195,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,220,000
		7,415,000
Oil and Gas Production — 5.3%(1)
United States — 5.3%(1)
Antero Resources Corporation,
6.000%, 12/01/2020	1,000,000	992,500
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,005,000
Continental Resources, Inc.,
4.500%, 04/15/2023	1,000,000	910,625
Diamondback Energy, Inc.,
7.625%, 10/01/2021	1,000,000	1,061,250
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,183,090
Range Resources Corporation,
5.000%, 03/15/2023	1,000,000	930,000
		8,082,465
Oilfield Services — 2.0%(1)
United States — 2.0%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	2,959,500
Power/Utility — 20.5%(1)
United States — 20.5%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	3,970,000
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,225,505
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	3,920,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,413,499
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,255,038
NRG Energy, Inc.,
6.250%, 07/15/2022	5,000,000	4,910,940
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,406,250
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,171,275
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	2,837,625
		31,110,132
Total Corporate Bonds
(Cost $108,584,763)		107,981,974

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2016

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 38.8%(1)

Crude Oil Pipelines — 13.5%(1)
United States — 13.5%(1)
Enbridge Energy Management, L.L.C.(3)	431,090	$9,423,632
Genesis Energy, L.P.	11,800	444,506
NuStar Energy L.P.	6,432	316,262
Plains All American Pipeline, L.P.	138,116	3,194,623
Shell Midstream Partners, L.P.	29,307	989,111
Sunoco Logistics Partners L.P.	159,265	4,371,824
Tesoro Logistics LP	34,009	1,671,542
		20,411,500
Natural Gas/Natural Gas Liquids Pipelines — 13.9%(1)
United States — 13.9%(1)
Energy Transfer Partners, L.P.	247,241	8,964,959
Enterprise Products Partners L.P.	164,409	4,563,994
EQT Midstream Partners, LP	22,918	1,727,330
ONEOK Partners, L.P.	129,203	4,903,254
Spectra Energy Partners, LP	19,446	873,903
		21,033,440
Natural Gas Gathering/Processing — 5.8%(1)
United States — 5.8%(1)
Antero Midstream Partners LP	29,817	733,498
DCP Midstream Partners, LP	52,040	1,744,901
EnLink Midstream Partners, LP	22,400	352,576
MPLX LP	131,504	4,194,978
Rice Midstream Partners LP	28,091	513,784
Western Gas Partners, LP	18,799	936,754
Williams Partners L.P.	9,217	294,207
		8,770,698
Refined Product Pipelines — 5.6%(1)
United States — 5.6%(1)
Buckeye Partners, L.P.	38,204	2,747,632
Magellan Midstream Partners, L.P.	50,165	3,514,058
Phillips 66 Partners LP	24,755	1,359,792
Valero Energy Partners LP	19,193	888,060
		8,509,542
Total Master Limited Partnerships
and Related Companies (Cost $38,993,190)		58,725,180

Common Stock — 20.1%(1)

Crude Oil Pipelines — 3.5%(1)
United States — 3.5%(1)
Plains GP Holdings, L.P.	443,416	4,163,676
SemGroup Corporation	36,069	1,146,634
		5,310,310
Natural Gas/Natural Gas Liquids Pipelines — 10.2%(1)
United States — 10.2%(1)
ONEOK, Inc.(4)	225,406	9,748,809
Spectra Energy Corp	176,416	5,620,614
		15,369,423
Natural Gas Gathering/Processing — 5.7%(1)
United States — 5.7%(1)
EnLink Midstream LLC	47,828	749,465
Targa Resources Corp.	101,103	4,330,241
The Williams Companies, Inc.	162,625	3,603,770
		8,683,476
Refined Product Pipelines — 0.7%(1)
United States — 0.7%(1)
VTTI Energy Partners LP	50,626	1,027,708
Total Common Stock
(Cost $25,136,851)		30,390,917

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

TPZ Schedule of Investments (unaudited) (continued)
May 31, 2016

	Shares	Fair Value
Preferred Stock — 3.2%(1)

Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(2)	1,685	$1,771,229
Natural Gas/Natural Gas Liquids Pipelines — 1.4%(1)
United States — 1.4%(1)
Kinder Morgan, Inc.,
9.750%, 10/26/2018	44,949	2,055,068
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	951,600
Total Preferred Stock
(Cost $4,122,038)		4,777,897

Warrants — 0.4%(1)

Natural Gas Gathering/Processing — 0.4%(1)
United States — 0.4%(1)
Targa Resources Corp. — Series A,
$18.88, 03/16/2023(2)(5)	23,657	504,086
Targa Resources Corp. — Series B,
$25.11, 03/16/2023(2)(5)	11,407	180,222
Total Warrants
(Cost $243,584)		684,308

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.33%(6) (Cost $45,232)	45,232	45,232
Total Investments — 133.8%(1)
(Cost $177,125,658)		202,605,508
Interest Rate Swap Contracts — (0.2)%(1)
$23,500,000 notional — unrealized depreciation(7)		(367,035)
Credit Facility Borrowings — (34.8)%(1)		(52,700,000)
Other Assets and Liabilities — 1.2%(1)		1,843,359
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$151,381,832

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements and have a total fair value of $41,483,914, which represents 27.4% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $367,035.
(5)	Non-income producing security.
(6)	Rate indicated is the current yield as of May 31, 2016.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities (unaudited)
May 31, 2016

	Tortoise Energy Infrastructure Corp.	Tortoise MLP Fund, Inc.
Assets
Investments at fair value(1)	$2,562,235,940	$1,471,041,936
Receivable for Adviser fee waiver	14,962	—
Receivable for investments sold	21,499,861	10,317,526
Dividends, distributions and interest receivable from investments	718,543	384,298
Prepaid expenses and other assets	3,323,725	1,747,220
Total assets	2,587,793,031	1,483,490,980
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	3,892,651	2,247,586
Accrued directors’ fees and expenses	62,169	43,903
Payable for investments purchased	15,878,153	9,099,059
Distribution payable to common stockholders	1,740,522	—
Accrued expenses and other liabilities	8,365,017	3,173,659
Unrealized depreciation of interest rate swap contracts	665,163	—
Current tax liability	34,828,627	—
Deferred tax liability	427,830,099	135,038,521
Credit facility borrowings	84,000,000	45,900,000
Senior notes	455,000,000	284,000,000
Mandatory redeemable preferred stock	165,000,000	110,000,000
Total liabilities	1,197,262,401	589,502,728
Net assets applicable to common stockholders	$1,390,530,630	$893,988,252
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$48,434	$47,000
Additional paid-in capital	1,018,149,182	678,464,945
Undistributed (accumulated) net investment income (loss), net of income taxes	(196,538,366)	(108,006,056)
Undistributed (accumulated) net realized gain (loss), net of income taxes	838,219,945	232,888,507
Net unrealized appreciation (depreciation), net of income taxes	(269,348,565)	90,593,856
Net assets applicable to common stockholders	$1,390,530,630	$893,988,252
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	48,434,479	47,000,211
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$28.71	$19.02

(1) Investments at cost	$2,118,684,788	$1,330,344,949
(2) Call options written, premiums received	$—	$—

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Tortoise Pipeline & Energy Fund, Inc.	Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.

$268,320,502	$287,152,629	$202,605,508
21,006	45,024	—
343,443	—	480,594
554,827	282,389	2,024,091
243,297	51,935	40,143
269,483,075	287,531,977	205,150,336

405,478	2,132,582	—
462,139	495,249	308,159
19,834	19,123	15,744
306,111	—	233,493
—	—	—
602,521	126,081	144,073
—	—	367,035
—	—	—
—	—	—
15,100,000	62,600,000	52,700,000
34,000,000	—	—
16,000,000	—	—
66,896,083	65,373,035	53,768,504
$202,586,992	$222,158,942	$151,381,832

$10,016	$14,516	$6,951
233,621,529	306,776,593	129,482,470
—	—	1,951,509
(25,057,614)	(57,145,768)	(5,171,973)
(5,986,939)	(27,486,399)	25,112,875
$202,586,992	$222,158,942	$151,381,832

100,000,000	100,000,000	100,000,000
10,016,413	14,516,071	6,951,333

$20.23	$15.30	$21.78

$274,284,943	$314,473,713	$177,125,658
$385,274	$1,967,331	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations (unaudited)
Period from December 1, 2015 through May 31, 2016

	Tortoise Energy Infrastructure Corp.	Tortoise MLP Fund, Inc.
Investment Income
Distributions from master limited partnerships	$90,299,202	$52,455,209
Dividends and distributions from common stock	395,628	594,144
Dividends and distributions from preferred stock	1,172,868	619,783
Less return of capital on distributions	(100,119,170)	(55,849,699)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	(8,251,472)	(2,180,563)
Interest from corporate bonds	—	—
Dividends from money market mutual funds	2,111	563
Total Investment Income (Loss)	(8,249,361)	(2,180,000)
Operating Expenses
Advisory fees	11,075,850	6,215,780
Administrator fees	245,921	215,570
Professional fees	171,852	119,031
Directors’ fees	127,501	92,250
Stockholder communication expenses	112,346	77,079
Custodian fees and expenses	55,055	30,578
Fund accounting fees	43,929	37,872
Registration fees	35,310	22,963
Stock transfer agent fees	23,097	6,399
Franchise fees	16,568	5,451
Other operating expenses	95,738	51,931
Total Operating Expenses	12,003,167	6,874,904
Leverage Expenses
Interest expense	8,926,452	5,573,371
Distributions to mandatory redeemable preferred stockholders	4,664,386	2,343,336
Amortization of debt issuance costs	2,635,812	213,380
Premium on redemption of senior notes	900,000	450,000
Premium on redemption of mandatory redeemable preferred stock	800,000	—
Other leverage expenses	147,702	49,850
Total Leverage Expenses	18,074,352	8,629,937
Total Expenses	30,077,519	15,504,841
Less fees waived by Adviser	(36,807)	(55,998)
Net Expenses	30,040,712	15,448,843
Net Investment Income (Loss), before Income Taxes	(38,290,073)	(17,628,843)
Deferred tax benefit	10,942,348	5,530,132
Net Investment Income (Loss)	(27,347,725)	(12,098,711)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	139,832,921	12,510,068
Net realized gain on options	—	—
Net realized loss on interest rate swap settlements	(162,613)	—
Net realized gain (loss) on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	139,670,308	12,510,068
Current tax expense	(43,742,200)	—
Deferred tax expense	(6,428,243)	(4,558,864)
Income tax expense	(50,170,443)	(4,558,864)
Net realized gain (loss)	89,499,865	7,951,204
Net unrealized appreciation (depreciation) of investments	(39,134,046)	96,742,850
Net unrealized depreciation of options	—	—
Net unrealized depreciation of interest rate swap contracts	(101,595)	—
Net unrealized appreciation (depreciation) of other assets
and liabilities due to foreign currency translation	—	—
Net unrealized appreciation (depreciation), before income taxes	(39,235,641)	96,742,850
Deferred tax benefit (expense)	14,093,686	(35,254,613)
Net unrealized appreciation (depreciation)	(25,141,955)	61,488,237
Net Realized and Unrealized Gain	64,357,910	69,439,441
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$37,010,185	$57,340,730

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$2,283,459	$1,942,640	$1,896,732
4,948,247	1,319,077	1,114,806
116,339	109,238	186,672
(4,026,825)	(1,833,936)	(2,461,668)
(134,609)	(61,977)	—
3,186,611	1,475,042	736,542
—	—	3,251,131
505	398	435
3,187,116	1,475,440	3,988,108

1,264,650	1,371,465	861,535
46,087	49,972	36,376
78,103	106,763	100,497
41,650	41,601	34,000
39,012	30,335	49,541
8,412	3,196	3,819
20,413	22,065	14,338
12,158	12,442	12,228
6,712	6,412	7,800
—	—	—
22,531	22,132	13,981
1,539,728	1,666,383	1,134,115

748,231	371,920	311,607
343,201	—	—
65,386	—	—
100,000	—	—
—	—	—
8,001	—	—
1,264,819	371,920	311,607
2,804,547	2,038,303	1,445,722
(67,596)	(124,679)	—
2,736,951	1,913,624	1,445,722
450,165	(438,184)	2,542,386
—	—	—
450,165	(438,184)	2,542,386

(23,623,746)	(31,121,025)	(4,729,615)
781,203	2,006,548	—
—	—	(154,175)

7,169	(5,012)	—
(22,835,374)	(29,119,489)	(4,883,790)
—	—	—
—	—	—
—	—	—
(22,835,374)	(29,119,489)	(4,883,790)
35,820,675	39,638,949	11,644,004
(126,383)	(631,823)	—
—	—	(9,271)

(1,508)	1,492	—
35,692,784	39,008,618	11,634,733
—	—	—
35,692,784	39,008,618	11,634,733
12,857,410	9,889,129	6,750,943

$13,307,575	$9,450,945	$9,293,329

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2015	Year Ended	December 1, 2015	Year Ended
	through	November 30,	through	November 30,
	May 31, 2016	2015	May 31, 2016	2015
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(27,347,725)	$(29,663,135)	$(12,098,711)	$(14,930,010)
Net realized gain (loss)	89,499,865	239,505,914	7,951,204	74,333,232
Net unrealized appreciation (depreciation)	(25,141,955)	(1,048,807,031)	61,488,237	(505,485,793)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	37,010,185	(838,964,252)	57,340,730	(446,082,571)

Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(63,364,888)	(124,362,971)	(39,715,179)	(79,430,357)
Total distributions to common stockholders	(63,364,888)	(124,362,971)	(39,715,179)	(79,430,357)
Capital Stock Transactions
Proceeds from issuance of common stock	11,354,620	—	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(202,354)	(7,291)	(46,340)	(4,308)
Net increase (decrease) in net assets
applicable to common stockholders from
capital stock transactions	11,152,266	(7,291)	(46,340)	(4,308)
Total increase (decrease) in net assets applicable
to common stockholders	(15,202,437)	(963,334,514)	17,579,211	(525,517,236)
Net Assets
Beginning of period	1,405,733,067	2,369,067,581	876,409,041	1,401,926,277
End of period	$1,390,530,630	$1,405,733,067	$893,988,252	$876,409,041
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(196,538,366)	$(169,190,641)	$(108,006,056)	$(95,907,345)
Transactions in common shares
Shares outstanding at beginning of period	48,016,591	48,016,591	47,000,211	47,000,211
Shares issued	417,888	—	—	—
Shares outstanding at end of period	48,434,479	48,016,591	47,000,211	47,000,211

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2015	Year Ended	December 1, 2015	Year Ended	December 1, 2015	Year Ended
through	November 30,	through	November 30,	through	November 30,
May 31, 2016	2015	May 31, 2016	2015	May 31, 2016	2015
(unaudited)		(unaudited)		(unaudited)

$450,165	$2,163,077	$(438,184)	$(1,385,242)	$2,542,386	$6,122,553
(22,835,374)	15,446,400	(29,119,489)	(23,896,492)	(4,883,790)	5,399,578
35,692,784	(151,609,618)	39,008,618	(54,363,201)	11,634,733	(60,109,113)

13,307,575	(134,000,141)	9,450,945	(79,644,935)	9,293,329	(48,586,982)

(6,776,196)	(3,400,129)	(1,871,796)	(7,821)	(5,474,175)	(6,309,193)
—	(16,131,876)	—	—	—	(13,588,998)
(1,387,181)	—	(10,829,766)	(25,395,303)	—	—
(8,163,377)	(19,532,005)	(12,701,562)	(25,403,124)	(5,474,175)	(19,898,191)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

5,144,198	(153,532,146)	(3,250,617)	(105,048,059)	3,819,154	(68,485,173)

197,442,794	350,974,940	225,409,559	330,457,618	147,562,678	216,047,851
$202,586,992	$197,442,794	$222,158,942	$225,409,559	$151,381,832	$147,562,678

$—	$6,326,031	$—	$2,309,980	$1,951,509	$4,883,298

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—
10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited)
Period from December 1, 2015 through May 31, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$91,519,530	$53,472,442
Purchases of long-term investments	(430,061,719)	(285,177,404)
Proceeds from sales of long-term investments	650,373,644	348,820,224
Sales (purchases) of short-term investments, net	(11,743)	(81,454)
Call options written, net	—	—
Payments on interest rate swap contracts, net	(162,613)	—
Interest received on securities sold, net	—	—
Interest expense paid	(9,074,229)	(5,811,193)
Distributions to mandatory redeemable preferred stockholders	(5,120,655)	(2,113,847)
Income taxes paid	(30,379,229)	(211,505)
Premium on redemption of senior notes	(900,000)	(450,000)
Premium on redemption of mandatory redeemable preferred stock	(800,000)	—
Operating expenses paid	(12,907,790)	(7,058,797)
Net cash provided by operating activities	252,475,196	101,388,466
Cash Flows From Financing Activities
Advances (repayments) on credit facilities, net	18,000,000	(16,900,000)
Issuance of mandatory redeemable preferred stock	—	45,000,000
Maturity and redemption of mandatory redeemable preferred stock	(130,000,000)	(25,000,000)
Issuance of senior notes	—	30,000,000
Maturity and redemption of senior notes	(90,000,000)	(94,000,000)
Debt issuance costs	(3,096)	(726,947)
Issuance of common stock	11,354,620	—
Common stock issuance costs	(202,354)	(46,340)
Distributions paid to common stockholders	(61,624,366)	(39,715,179)
Net cash used in financing activities	(252,475,196)	(101,388,466)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$7,226,131	$3,324,196	$6,654,129
(52,722,602)	(36,440,373)	(26,740,238)
77,464,067	45,037,070	24,226,274
212,572	(98,230)	84,333
638,589	2,073,288	—
—	—	(154,175)
—	—	75,425
(828,038)	(368,485)	(290,251)
(343,200)	—	—
—	—	—
(100,000)	—	—
—	—	—
(1,584,142)	(1,625,904)	(1,181,322)
29,963,377	11,901,562	2,674,175

(1,800,000)	800,000	2,800,000
—	—	—
—	—	—
—	—	—
(20,000,000)	—	—
—	—	—
—	—	—
—	—	—
(8,163,377)	(12,701,562)	(5,474,175)
(29,963,377)	(11,901,562)	(2,674,175)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2015 through May 31, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$37,010,185	$57,340,730
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(445,939,872)	(294,276,463)
Proceeds from sales of long-term investments	671,697,072	359,044,048
Sales (purchases) of short-term investments, net	(11,743)	(81,454)
Call options written, net	—	—
Return of capital on distributions received	100,119,170	55,849,699
Deferred tax benefit (expense)	(18,607,791)	34,283,345
Net unrealized (appreciation) depreciation	39,235,641	(96,742,850)
Amortization of market premium, net	—	—
Net realized (gain) loss	(139,832,921)	(12,510,068)
Amortization of debt issuance costs	2,635,812	213,380
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(350,279)	(197,257)
(Increase) decrease in receivable for investments sold	(21,323,428)	(10,223,824)
(Increase) decrease in prepaid expenses and other assets	30,271	(55,934)
Increase in payable for investments purchased	15,878,153	9,099,059
Decrease in payable to Adviser, net of fees waived	(771,387)	(125,316)
Increase (decrease) in current tax liability	13,362,971	(211,505)
Increase (decrease) in accrued expenses and other liabilities	(656,658)	(17,124)
Total adjustments	215,465,011	44,047,736
Net cash provided by operating activities	$252,475,196	$101,388,466

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$13,307,575	$9,450,945	$9,293,329

(53,028,713)	(36,440,373)	(26,973,731)
77,807,510	45,026,954	24,706,868
212,572	(98,230)	84,333
638,589	2,073,288	—
4,026,825	1,833,936	2,461,668
—	—	—
(35,692,784)	(39,008,618)	(11,634,733)
—	—	205,580
22,835,374	29,119,489	4,729,615
65,386	—	—

12,190	14,820	74,198
(343,443)	10,116	(480,594)
(25,022)	(39,250)	(31,834)
306,111	—	233,493
(80,487)	(46,961)	(20,388)
—	—	—
(78,306)	5,446	26,371
16,655,802	2,450,617	(6,619,154)
$29,963,377	$11,901,562	$2,674,175

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$29.28	$49.34	$43.36	$36.06	$33.37	$32.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.57)	(0.62)	(0.66)	(0.73)	(0.64)	(0.77)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	1.30	(16.85)	9.01	10.27	5.51	3.35
Total income (loss) from investment
operations	0.73	(17.47)	8.35	9.54	4.87	2.58
Distributions to Common Stockholders
Return of capital	(1.31)	(2.59)	(2.38)	(2.29)	(2.25)	(2.20)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	0.01	(0.00)	0.01	0.05	0.07	0.08
Net Asset Value, end of period	$28.71	$29.28	$49.34	$43.36	$36.06	$33.37
Per common share market value,
end of period	$27.90	$26.57	$46.10	$49.76	$39.17	$39.35
Total investment return based on
market value(4)(5)	10.00%	(37.86)%	(2.54)%	33.77%	5.62%	15.25%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,390,531	$1,405,733	$2,369,068	$1,245,761	$1,020,421	$925,419
Average net assets (000’s)	$1,246,549	$1,974,038	$1,837,590	$1,167,339	$989,745	$912,567
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.78%	1.76%	1.65%	1.61%	1.60%	1.57%
Other operating expenses	0.15	0.10	0.13	0.12	0.13	0.16
Total operating expenses,
before fee waiver	1.93	1.86	1.78	1.73	1.73	1.73
Fee waiver(7)	(0.01)	—	(0.00)	(0.00)	(0.01)	(0.01)
Total operating expenses	1.92	1.86	1.78	1.73	1.72	1.72
Leverage expenses	2.90	1.75	1.38	1.59	1.67	1.75
Income tax expense (benefit)(8)	4.03	(24.50)	7.81	14.05	8.37	4.63
Total expenses	8.85%	(20.89)%	10.97%	17.37%	11.76%	8.10%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(4.40)%	(1.50)%	(1.33)%	(1.78)%	(1.82)%	(2.32)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(4.39)%	(1.50)%	(1.33)%	(1.78)%	(1.81)%	(2.31)%
Portfolio turnover rate(4)	17.97%	12.94%	15.33%	13.40%	12.86%	17.70%
Credit facility borrowings,
end of period (000’s)	$84,000	$66,000	$162,800	$27,600	$63,400	$47,900
Senior notes, end of period (000’s)	$455,000	$545,000	$544,400	$300,000	$194,975	$194,975
Preferred stock, end of period (000’s)	$165,000	$295,000	$224,000	$80,000	$73,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$9.39	$11.35	$11.34	$10.44	$6.89	$7.03
Per common share amount of net assets,
excluding senior notes, end of period	$38.10	$40.63	$60.68	$53.80	$42.95	$40.40
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,886	$3,784	$4,667	$5,047	$5,232	$5,111
Asset coverage ratio of senior notes and
credit facility borrowings(9)	389%	378%	467%	505%	523%	511%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$30	$26	$35	$41	$41	$39
Asset coverage ratio of preferred stock(10)	298%	255%	354%	406%	408%	393%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the period from December 1, 2015 through May 31, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2014 and 2013.
(8)	For the period from December 1, 2015 through May 31, 2016, TYG accrued $43,742,200 for current income tax expense and $18,607,791 for net deferred income tax benefit. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, TYG accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

NTG Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$18.65	$29.83	$28.00	$24.50	$24.54	$24.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.26)	(0.32)	(0.54)	(0.42)	(0.40)	(0.34)
Net realized and unrealized gain (loss)
on investments(2)	1.48	(9.17)	4.06	5.59	2.02	1.61
Total income (loss) from investment
operations	1.22	(9.49)	3.52	5.17	1.62	1.27
Distributions to Common Stockholders
Return of capital	(0.85)	(1.69)	(1.69)	(1.67)	(1.66)	(1.64)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	(0.00)	—	0.00	0.00	—
Net Asset Value, end of period	$19.02	$18.65	$29.83	$28.00	$24.50	$24.54
Per common share market value,
end of period	$17.82	$16.18	$27.97	$27.22	$24.91	$24.84
Total investment return based on
market value(4)(5)	15.55%	(37.08)%	9.08%	16.27%	7.14%	9.88%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$893,988	$876,409	$1,401,926	$1,315,866	$1,140,635	$1,127,592
Average net assets (000’s)	$801,920	$1,174,085	$1,404,751	$1,274,638	$1,157,421	$1,140,951
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.55%	1.56%	1.48%	1.38%	1.34%	1.30%
Other operating expenses	0.16	0.12	0.10	0.10	0.10	0.13
Total operating expenses,
before fee waiver	1.71	1.68	1.58	1.48	1.44	1.43
Fee waiver	(0.01)	(0.09)	(0.16)	(0.23)	(0.28)	(0.32)
Total operating expenses	1.70	1.59	1.42	1.25	1.16	1.11
Leverage expenses	2.15	1.42	1.09	1.08	1.20	1.22
Income tax expense (benefit)(7)	8.55	(21.92)	7.04	11.09	3.86	3.11
Total expenses	12.40%	(18.91)%	9.55%	13.42%	6.22%	5.44%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(3.03)%	(1.36)%	(1.97)%	(1.76)%	(1.88)%	(1.69)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(3.02)%	(1.27)%	(1.81)%	(1.53)%	(1.60)%	(1.37)%
Portfolio turnover rate(4)	21.34%	17.54%	18.09%	13.42%	15.14%	19.57%
Credit facility borrowings,
end of period (000’s)	$45,900	$62,800	$68,900	$27,200	$23,900	$10,100
Senior notes, end of period (000’s)	$284,000	$348,000	$348,000	$255,000	$255,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.04	$7.40	$7.40	$5.43	$5.48	$5.55
Per common share amount of net assets,
excluding senior notes, end of period	$25.06	$26.05	$37.23	$33.43	$29.98	$30.09
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$4,043	$3,353	$4,579	$5,982	$5,412	$5,593
Asset coverage ratio of senior notes and
credit facility borrowings(8)	404%	335%	458%	598%	541%	559%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$76	$69	$94	$113	$102	$104
Asset coverage ratio of preferred stock(9)	303%	275%	377%	454%	409%	418%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the period from December 1, 2015 through May 31, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2015 through May 31, 2016, NTG accrued $34,283,345 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, NTG accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Period from					Period from
	December 1, 2015					October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.71	$35.04	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.05	0.22	0.08	0.10	0.12	(0.02)
Net realized and unrealized gain (loss)(3)	1.29	(13.60)	6.26	6.62	2.33	0.61
Total income (loss) from investment
operations	1.34	(13.38)	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.68)	(0.34)	(0.02)	(0.57)	(0.24)	—
Net realized gain	—	(1.61)	(1.61)	(1.03)	(1.07)	—
Return of capital	(0.14)	—	—	(0.03)	(0.32)	—
Total distributions to common
stockholders	(0.82)	(1.95)	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	—	(1.17)
Net Asset Value, end of period	$20.23	$19.71	$35.04	$30.33	$25.24	$24.42
Per common share market value,
end of period	$17.37	$17.47	$32.50	$28.11	$24.15	$25.01
Total investment return based on
market value(5)(6)	4.66%	(41.19)%	21.68%	23.44%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$202,587	$197,443	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$163,026	$292,473	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.55%	1.44%	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.34	0.22	0.18	0.19	0.21	0.56
Total operating expenses,
before fee waiver	1.89	1.66	1.55	1.61	1.65	1.73
Fee waiver	(0.08)	(0.14)	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.81	1.52	1.36	1.35	1.32	1.46
Leverage expenses	1.55	0.93	0.75	0.90	1.03	0.31
Total expenses	3.36%	2.45%	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

	Period from					Period from
	December 1, 2015					October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(7)	0.47%	0.60%	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to
average net assets after fee waiver(7)	0.55%	0.74%	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	21.69%	18.84%	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings,
end of period (000’s)	$15,100	$16,900	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$34,000	$54,000	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$5.39	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets,
excluding senior notes, end of period	$23.62	$25.10	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$5,452	$4,010	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and
credit facility borrowings(8)	545%	401%	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$103	$82	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	411%	327%	486%	448%	409%	852%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2015, 2014, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

NDP Financial Highlights

	Period from				Period from
	December 1, 2015				July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$15.53	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.03)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	0.68	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	0.65	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.13)	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	—	(1.66)	(1.42)	(0.36)
Return of capital	(0.75)	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(0.88)	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance
of common stock(5)	—	—	—	—	(1.22)
Net Asset Value, end of period	$15.30	$15.53	$22.76	$26.49	$22.73
Per common share market value, end of period	$13.71	$13.18	$21.29	$24.08	$22.33
Total investment return based on market value(6)(7)	11.67%	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$222,159	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$189,458	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.45%	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.31	0.21	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.76	1.54	1.41	1.41	1.38
Fee waiver	(0.13)	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.63	1.41	1.24	1.24	1.22
Leverage expenses	0.39	0.21	0.14	0.16	0.10
Total expenses	2.02%	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

	Period from				Period from
	December 1, 2015				July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	through
	May 31,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.59)%	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.46)%	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	13.88%	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$62,600	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$4,549	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	455%	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2015, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

TPZ Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$21.23	$31.08	$28.12	$26.76	$25.37	$24.47
Income (loss) from Investment Operations
Net investment income(2)	0.37	0.88	0.81	0.76	0.72	0.72
Net realized and unrealized gain (loss)(2)	0.97	(7.87)	3.65	2.10	2.17	1.68
Total income (loss) from investment
operations	1.34	(6.99)	4.46	2.86	2.89	2.40
Distributions to Common Stockholders
Net investment income	(0.79)	(0.91)	(0.90)	(0.50)	(0.88)	(0.79)
Net realized gain	—	(1.95)	(0.60)	(1.00)	(0.62)	(0.57)
Return of capital	—	—	—	—	—	(0.14)
Total distributions to common
stockholders	(0.79)	(2.86)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$21.78	$21.23	$31.08	$28.12	$26.76	$25.37
Per common share market value,
end of period	$18.86	$18.53	$26.90	$24.74	$25.26	$24.18
Total investment return based on
market value(3)(4)	6.63%	(22.54)%	14.94%	3.80%	10.83%	11.49%
Total investment return based on
net asset value(3)(5)	7.48%	(23.19)%	16.84%	11.36%	11.90%	10.24%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$151,382	$147,563	$216,048	$195,484	$186,034	$176,329
Average net assets (000’s)	$131,226	$187,752	$208,698	$193,670	$182,224	$173,458
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.31%	1.20%	1.12%	1.13%	1.13%	1.13%
Other operating expenses	0.42	0.31	0.26	0.26	0.27	0.28
Total operating expenses,
before fee waiver	1.73	1.51	1.38	1.39	1.40	1.41
Fee waiver	—	(0.01)	(0.07)	(0.12)	(0.12)	(0.18)
Total operating expenses	1.73	1.50	1.31	1.27	1.28	1.23
Leverage expenses	0.47	0.26	0.19	0.25	0.44	0.42
Current foreign tax expense(7)	—	—	—	—	—	0.00
Total expenses	2.20%	1.76%	1.50%	1.52%	1.72%	1.65%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	3.87%	3.25%	2.62%	2.62%	2.64%	2.70%
Ratio of net investment income to average
net assets after fee waiver(6)	3.87%	3.26%	2.69%	2.74%	2.76%	2.88%
Portfolio turnover rate(3)	13.10%	30.99%	18.39%	12.21%	13.67%	8.78%
Credit facility borrowings,
end of period (000’s)	$52,700	$49,900	$42,400	$37,400	$16,400	$13,000
Senior notes, end of period (000’s)	—	—	—	—	$20,000	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	—	$2.88	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$21.78	$21.23	$31.08	$28.12	$29.64	$28.25
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,873	$3,957	$6,095	$6,227	$6,111	$6,343
Asset coverage ratio of senior notes and
credit facility borrowings(8)	387%	396%	610%	623%	611%	634%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2015, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	TPZ accrued $0, $0, $0, $0, $0, and $4,530 for the period from December 1, 2015 through May 31, 2016 and the years ended November 30, 2015, 2014, 2013, 2012 and 2011, respectively, for current foreign tax expense. Ratio is less than 0.01% for the year ended November 30, 2011.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited)
May 31, 2016

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2016. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$16,082,028	$—	$—	$16,082,028
Master Limited Partnerships(a)	2,498,991,018	—	—	2,498,991,018
Preferred Stock(a)	15,319,200	—	22,871,450	38,190,650
Warrants(a)	—	—	8,836,527	8,836,527
Short-Term Investment(b)	135,717	—	—	135,717
Total Assets	$2,530,527,963	$—	$31,707,977	$2,562,235,940

Liabilities
Interest Rate Swap Contracts	$—	$665,163	$—	$665,163

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$24,151,550	$—	$—	$24,151,550
Master Limited Partnerships(a)	1,421,109,659	—	—	1,421,109,659
Preferred Stock(a)	7,780,500	—	12,878,987	20,659,487
Warrants(a)	—	—	4,975,864	4,975,864
Short-Term Investment(b)	145,376	—	—	145,376
Total Assets	$1,453,187,085	$—	$17,854,851	$1,471,041,936

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$184,321,375	$—	$—	$184,321,375
Master Limited Partnerships and Related Companies(a)	79,297,905	—	—	79,297,905
Preferred Stock(a)	1,540,500	—	2,215,875	3,756,375
Warrants(a)	—	—	856,106	856,106
Short-Term Investment(b)	88,741	—	—	88,741
Total Assets	$265,248,521	$—	$3,071,981	$268,320,502

Liabilities
Written Call Options	$290,904	$114,574	$—	$405,478

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$218,243,485	$—	$—	$218,243,485
Master Limited Partnerships and Related Companies(a)	64,403,864	—	—	64,403,864
Preferred Stock(a)	1,439,100	—	2,099,195	3,538,295
Warrants(a)	—	—	811,043	811,043
Short-Term Investment(b)	155,942	—	—	155,942
Total Assets	$284,242,391	$—	$2,910,238	$287,152,629

Liabilities
Written Call Options	$1,421,343	$711,239	$—	$2,132,582

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$107,981,974	$—	$107,981,974
Common Stock(a)	30,390,917	—	—	30,390,917
Master Limited Partnerships and Related Companies(a)	58,725,180	—	—	58,725,180
Preferred Stock(a)	3,006,668	—	1,771,229	4,777,897
Warrants(a)	—	—	684,308	684,308
Short-Term Investment(b)	45,232	—	—	45,232
Total Assets	$92,167,997	$107,981,974	$2,455,537	$202,605,508

Liabilities
Interest Rate Swap Contracts	$—	$367,035	$—	$367,035

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended May 31, 2016, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $10,725,914, $5,680,382, $558,987, $527,870, and $367,430, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the period ended May 31, 2016.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period from December 1, 2015 through May 31, 2016:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance – beginning of period	$—	$—	$—	$—	$—
Purchases	19,265,393	10,848,405	1,866,506	1,768,223	1,491,965
Return of capital	(436,368)	(245,720)	(42,277)	(40,051)	(33,793)
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	4,042,425	2,276,302	391,646	371,023	313,057
Balance – end of period	$22,871,450	$12,878,987	$2,215,875	$2,099,195	$1,771,229

Warrants	TYG	NTG	TTP	NDP	TPZ
Balance – beginning of period	$—	$—	$—	$—	$—
Purchases	3,145,347	1,771,155	304,734	288,687	243,585
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	5,691,180	3,204,709	551,372	522,356	440,723
Balance – end of period	$8,836,527	$4,975,864	$856,106	$811,043	$684,308

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gains on investments still
held at May 31, 2016	$9,733,605	$5,481,011	$943,018	$893,379	$753,780

The Funds own units of preferred stock of Targa Resources Corp. that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years. As part of the transaction, each Fund was issued two classes of warrants. The warrants are restricted from exercise for one year following issuance.

A discounted cash flow model is being utilized to determine fair value and the Funds estimate the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An option pricing model is utilized to determine fair value of each class of warrants. In using this methodology, the Funds estimate future volatility of the underlying common stock price. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the warrants.

52	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that the Funds used to value its portfolio investments categorized as Level 3 as of May 31, 2016:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$22,871,450	$12,878,987	$2,215,875	$2,099,195	$1,771,229
Warrants	$8,836,527	$4,975,864	$856,106	$811,043	$684,308

Assets at Fair Value	Valuation Technique	Unobservable Input	Input
Preferred Stock	Discounted cash flow model	Illiquidity spread	1.25%
Preferred Stock	Discounted cash flow model	Seniority spread	0.25%
Warrants	Option pricing model	Estimated future volatility	40%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2015, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2014 through November 30, 2015 based on the 2015 tax reporting information received from the individual MLPs. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(20,252,692)	$(0.418)	$18,195,282	$0.376	$2,057,410	$0.042
After-tax	$(12,751,095)	$(0.263)	$11,455,750	$0.236	$1,295,345	$0.027
NTG
Pre-tax	$(4,884,523)	$(0.104)	$4,388,558	$0.093	$495,965	$0.011
After-tax	$(3,088,973)	$(0.066)	$2,775,324	$0.059	$313,649	$0.007
TTP	$(536,081)	$(0.054)	$477,917	$0.048	$58,164	$0.006
NDP	$150,585	$0.010	$(140,284)	$(0.009)	$(10,301)	$(0.001)
TPZ	$(390,734)	$(0.056)	$280,361	$0.040	$110,373	$0.016

Subsequent to the period ended February 29, 2016, the Funds reallocated the amount of investment income and return of capital they recognized in the current fiscal year based on their revised 2016 estimates, after considering the final allocations for 2015. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(1,126,340)	$(0.023)	$(915,462)	$(0.019)	$2,041,802	$0.042
After-tax	$(709,143)	$(0.015)	$(576,375)	$(0.012)	$1,285,518	$0.027
NTG
Pre-tax	$(97,321)	$(0.002)	$(72,136)	$(0.002)	$169,457	$0.004
After-tax	$(61,546)	$(0.001)	$(45,619)	$(0.001)	$107,165	$0.002
TTP	$(211,762)	$(0.021)	$206,806	$0.021	$4,956	$0.000
NDP	$15,781	$0.001	$(15,781)	$(0.001)	$—	$—
TPZ	$(60,781)	$(0.009)	$18,738	$0.003	$42,043	$0.006

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2016, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2012 through 2015

NTG — November 30, 2010 through 2015

TTP, NDP and TPZ — November 30, 2012 through 2015

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2015 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	56%	100%	22%	22%	0%	6%
Ordinary dividend income	—	—	—	—	—	—	—	26%
Return of capital	—	—	44%	—	—	—	100%	—
Long-term capital gain	—	—	—	—	78%	78%	—	68%

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

54	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2016.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $202,354 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2016 for Series LL Notes ($1,238) and Series MM Notes ($1,858) that were issued in April 2015.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $46,340 related to the issuance of common stock were recorded to additional paid-in capital during the period ended May 31, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2016 for Series L Notes ($42,136) and Series M Notes ($21,068) that were issued in December 2015 and for MRP C Shares ($12,594) and MRP D Shares ($100,749) that were issued in December 2015.

There were no offering or debt issuance costs recorded during the period ended May 31, 2016 for TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

K. Recent Accounting Pronouncements
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively.

In May 2015, the FASB issued ASU 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively.

Management is currently evaluating the impact of these pronouncements on the financial statements.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2016 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.
NTG — 0.95%, less a fee waiver of 0.05% during calendar year 2015.
TTP — 1.10%, less a fee waiver of 0.10% during calendar year 2015, and 0.05% during calendar year 2016.
NDP — 1.10%, less a fee waiver of 0.10% during calendar years 2015 and 2016.
TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of May 31, 2016 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$1,384,025	$33,225,719
Capital loss carryforwards	4,581,873	25,706,716
AMT credit	—	779,797
	5,965,898	59,712,232
Deferred tax liabilities:
Basis reduction of investment in MLPs	269,741,956	143,030,540
Net unrealized gains on investment securities	164,054,041	51,720,213
	433,795,997	194,750,753
Total net deferred tax liability	$427,830,099	$135,038,521

At May 31, 2016, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

56	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

Total income tax benefit for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended May 31, 2016, as follows:

	TYG	NTG
Application of statutory income tax rate	$21,750,608	$32,068,426
State income taxes, net of federal tax effect	1,267,749	1,612,584
Permanent differences	2,116,052	602,335
Total income tax expense	$25,134,409	$34,283,345

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period ended May 31, 2016, the components of income tax expense (benefit) for TYG and NTG include the following:

	TYG	NTG
Current tax expense
Federal	$40,035,850	$—
State	3,706,350	—
Total current tax expense	43,742,200	—
Deferred tax expense (benefit)
Federal	(17,582,955)	32,641,923
State (net of federal tax effect)	(1,024,836)	1,641,422
Total deferred tax expense (benefit)	(18,607,791)	34,283,345
Total income tax expense	$25,134,409	$34,283,345

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2015, TYG and NTG had net operating losses for federal income tax purposes of approximately $5,222,000 (from TYN) and $154,134,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2032 through 2034 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2015, NTG had a capital loss carryforward of approximately $4,100,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire in the year ending November 30, 2020. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The amount of deferred tax asset for net operating losses and capital loss carryforwards at May 31, 2016 includes amounts for the period from December 1, 2015 through May 31, 2016. As of November 30, 2015, NTG had $779,797 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$(36,353,798)		$(63,195,576)		$18,042,410
Undistributed long-term capital gain	575,313		—		51,694
Capital loss carryforwards	—		(24,293,488)		—
Qualified late year ordinary losses	—		(1,276,184)	(1)	—
Other temporary differences	(1,797,447)	(2)	(3,446,068)	(2)	(20,847)
Accumulated earnings (deficit)	$(37,575,932)		$(92,211,316)		$18,073,257

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2015, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2015, NDP had a short-term capital loss carryforward of approximately $9,400,000 and a long-term capital loss carryforward of approximately $14,900,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

As of May 31, 2016, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,390,439,766	$941,252,078	$261,460,037	$303,403,470	$173,514,565
Gross unrealized appreciation of investments	$1,203,003,753	$555,084,405	$30,614,142	$25,123,673	$38,861,375
Gross unrealized depreciation of investments	(31,207,579)	(25,294,547)	(23,753,677)	(41,374,514)	(9,770,432)
Net unrealized appreciation (depreciation) of
investments	$1,171,796,174	$529,789,858	$6,860,465	$(16,250,841)	$29,090,943

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2016.

TYG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	21,758	03/16/16	$19,265,393	$22,871,450	1.7%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	305,483	03/16/16	2,320,856	6,509,269	0.5
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	147,302	03/16/16	824,491	2,327,258	0.1
				$22,410,740	$31,707,977	2.3%

NTG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	12,252	03/16/16	$10,848,405	$12,878,987	1.4%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	172,018	03/16/16	1,306,882	3,665,381	0.4
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	82,946	03/16/16	464,273	1,310,483	0.2
				$12,619,560	$17,854,851	2.0%

TTP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	2,108	03/16/16	$1,866,506	$2,215,875	1.1%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	29,596	03/16/16	224,854	630,635	0.3
Targa Resources Corp.
Series B, $25.11, 03/16/2023	Warrants	14,271	03/16/16	79,880	225,471	0.1
				$2,171,240	$3,071,981	1.5%

58	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

NDP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred
9.500%	Stock	1,997	03/16/16	$1,768,223	$2,099,195	0.9%
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	28,038	03/16/16	213,013	597,437	0.3
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	13,520	03/16/16	75,674	213,606	0.1
				$2,056,910	$2,910,238	1.3%

TPZ:
						Fair Value
	Investment	Principal				as Percent
Investment Security	Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Black Hills Energy,	Corporate
5.900%, 04/01/2017*	Bond	$5,770,000	04/21/10	$5,544,521	$5,918,393	3.9%
Cheniere Corp.,	Corporate
7.000%, 06/30/2024*	Bond	$2,000,000	05/19/15	2,025,000	2,050,000	1.4
DCP Midstream LLC,	Corporate
9.750%, 03/15/2019*	Bond	$3,000,000	08/07/09-08/16/12	3,674,870	3,195,000	2.1
Duquesne Light Holdings, Inc.,	Corporate
6.400%, 09/15/2020*	Bond	$3,000,000	11/30/11	3,180,330	3,413,499	2.3
Duquesne Light Holdings, Inc.,	Corporate
5.900%, 12/01/2021*	Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,255,038	1.5
Florida Gas Transmission Co., LLC,	Corporate
5.450%, 07/15/2020*	Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,599,809	1.1
Gibson Energy Inc.,	Corporate
6.750%, 07/15/2021*	Bond	$4,500,000	06/26/13-07/01/13	4,459,760	4,466,250	2.9
Midcontinent Express Pipeline, LLC,	Corporate
6.700%, 09/15/2019*	Bond	$6,000,000	09/09/09-03/02/10	6,055,570	5,666,400	3.7
Rockies Express Pipeline, LLC,	Corporate
6.000%, 01/15/2019*	Bond	$4,000,000	08/03/15	4,130,000	4,150,000	2.7
Ruby Pipeline, LLC,	Corporate
6.000%, 04/01/2022*	Bond	$1,500,000	09/17/12	1,616,250	1,433,988	1.0
Southern Star Central Corp.,	Corporate
5.125%, 07/15/2022*	Bond	$3,000,000	06/17/14	3,041,250	2,880,000	1.9
Southern Star Central Gas Pipeline, Inc.,	Corporate
6.000%, 06/01/2016*	Bond	$2,000,000	08/24/09	1,970,000	2,000,000	1.3
Targa Resources Corp.,	Preferred
9.500%	Stock	1,685	03/16/16	1,491,966	1,771,229	1.2
Targa Resources Corp.,
Series A, $18.88, 03/16/2023	Warrants	23,657	03/16/16	179,733	504,086	0.3
Targa Resources Corp.,
Series B, $25.11, 03/16/2023	Warrants	11,407	03/16/16	63,851	180,222	0.1
				$41,058,741	$41,483,914	27.4%

*Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the period ended May 31, 2016, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$445,939,872	$294,276,463	$53,028,713	$36,440,373	$26,973,731
Sales	$653,644,253	$348,444,547	$77,266,250	$45,026,954	$24,355,328

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2016 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series W	June 15, 2016	3.88%		Quarterly	$12,500,000	$12,612,971
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	30,996,539
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,163,986
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,151,372
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,418,255
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,183,275
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,239,064
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,562,749
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,615,730
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,739,793
Series LL	June 14, 2020	1.83%	(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,789,472
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,800,523
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,543,078
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	14,051,602
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,296,564
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,712,394
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,752,882
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,153,279
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,750,402
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,680,315
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	27,243,347
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,673,342
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,425,414
Series MM	June 14, 2025	1.88%	(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	30,576,313
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,454,241
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	30,336,716
					$455,000,000	$472,923,618

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from March 14, 2016 through June 13, 2016. The weighted-average interest rate for the period from December 1, 2015 through May 31, 2016 was 1.75%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from March 14, 2016 through June 13, 2016. The weighted-average interest rate for the period from December 1, 2015 through May 31, 2016 was 1.80%.

60	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

During the period ended May 31, 2016, TYG redeemed Notes with an aggregate principal amount of $90,000,000. TYG’s Series Q Notes ($10,000,000), Series EE Notes ($5,000,000), and Series U Notes ($35,000,000), each with a floating interest rate based on 3-month LIBOR plus 1.35%, were redeemed in full on December 18, 2015. TYG’s Series GG Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.35% and TYG’s Series HH Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.30% were redeemed in full on January 15, 2016. TYG paid a total premium of $900,000 upon redemption of the Notes.

NTG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2017	3.73%		Quarterly	$57,000,000	$58,776,962
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,126,802
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,418,255
Series K	September 9, 2019	1.93%	(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	120,715,976
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,480,166
Series L	April 17, 2021	2.08%	(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,183,762
					$284,000,000	$296,701,923

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from March 9, 2016 through June 8, 2016. The weighted-average rate for the period from December 1, 2015 through May 31, 2016 was 1.84%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from April 18, 2016 through July 17, 2016. The weighted-average rate for the period from December 9, 2015 (date of issuance) through May 31, 2016 was 2.04%.

During the period ended May 31, 2016, NTG issued Notes with an aggregate principal amount of $30,000,000. Series L Notes ($20,000,000) and Series M Notes ($10,000,000) were each issued on December 9, 2015. NTG’s Series B Notes, with a notional amount of $24,000,000 and a fixed interest rate of 3.14%, were paid in full upon maturity on December 8, 2015. NTG’s Series E Notes, with a notional amount of $25,000,000 and a floating interest rate based on a 3-month LIBOR plus 1.70%, were paid in full upon maturity on December 9, 2015. On December 18, 2015, NTG partially redeemed its Series H Notes with a floating interest rate based on 3-month LIBOR plus 1.35% in the amount of $25,000,000. On January 15, 2016, NTG redeemed the remaining portion of its Series H Notes in the amount of $20,000,000. NTG paid a total premium of $450,000 upon redemption of the Notes.

TTP:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,210,441
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,168,933
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	17,166,407
Series G	December 12, 2022	1.68%	(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$35,545,781

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from March 14, 2016 through June 12, 2016. The weighted-average interest rate for the period from December 1, 2015 through May 31, 2016 was 1.60%.

TTP’s Series A Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.75%, were paid in full upon maturity on December 18, 2015. TTP’s Series E Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.00%, were redeemed in full on January 15, 2016. TTP paid a total premium of $100,000 upon redemption of the Notes.

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at May 31, 2016. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2016 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at May 31, 2016. On December 8, 2015, TYG deposited with its paying agent funds to provide for the redemption of 5,000,000 shares ($50,000,000 aggregate liquidation preference) of MRP C Stock. On February 11, 2016, TYG deposited with its paying agent funds to provide for the redemption of 8,000,000 shares ($80,000,000 aggregate liquidation preference) of MRP B Stock. TYG paid a total premium of $800,000 upon redemption of the MRP B Stock. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$88,571,160
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	84,766,245
			16,500,000	$165,000,000	$173,337,405

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at May 31, 2016. On December 8, 2015, NTG issued $5,000,000 of MRP C Stock with a fixed distribution rate of 3.73% maturing December 8, 2020 and $40,000,000 of MRP D Stock with a fixed distribution rate of 4.19% maturing on December 8, 2022. The MRP A Stock with an aggregate liquidation preference of $25,000,000 and a fixed distribution rate of 3.69% was paid in full upon maturity on December 15, 2015. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$67,050,537
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,116,545
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	41,414,518
			4,400,000	$110,000,000	$113,581,600

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at May 31, 2016. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$ 16,000,000	$ 16,643,030

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

62	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2015 through May 31, 2016, as well as the principal balance and interest rate in effect at May 31, 2016 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,		BNP Paribas Prime
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Brokerage, Inc.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,		Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	Revolving margin	revolving credit
Type of facility	facility	facility	facility	facility	loan	facility
Borrowing capacity	$157,500,000	$100,000,000	$117,000,000	$35,000,000	$85,000,000	$60,000,000
				364-day rolling	270-day rolling	179-day rolling
Maturity date	June 13, 2017	June 23, 2016	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%*	0.15%	0.15%	N/A	0.20%**
For the period ended May 31, 2016:
Average principal balance	$26,700,000	$53,500,000	$39,900,000	$13,400,000***	$59,900,000	$52,000,000
Average interest rate	1.63%	1.62%	1.62%	1.81%***	1.22%	1.25%
As of May 31, 2016:
Principal balance outstanding	$24,000,000	$60,000,000	$45,900,000	$15,100,000***	$62,600,000	$52,700,000
Interest rate	1.67%	1.67%	1.67%	1.80%***	1.27%	1.27%

*	Non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000.
**	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
***

TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the period from December 1, 2015 through May 31, 2016 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

For the period from December 1, 2015 through May 16, 2016 (the date the facility was terminated), TPZ had a revolving margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provided for a $65,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 0.80%. The average principal balance and interest rate for the period during which this margin loan facility was utilized was approximately $50,000,000 and 1.22%, respectively.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2016, each Fund was in compliance with credit facility terms.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Tortoise Capital Advisors	63

Notes to Financial Statements (unaudited) (continued)

Details of the interest rate swap contracts outstanding for TYG as of May 31, 2016, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(10,900)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(93,728)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(560,535)
		$20,000,000			$(665,163)

Details of the interest rate swap contracts outstanding for TPZ as of May 31, 2016, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Depreciation
Wells Fargo Bank, N.A.	01/05/2017	$2,500,000	1.34%	3-month U.S. Dollar LIBOR	$(10,986)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(77,538)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(125,522)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	(32,390)
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(120,599)
		$23,500,000			$(367,035)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period ended May 31, 2016 was approximately $20,000,000 and $24,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at May 31, 2016:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$665,163	$—	$665,163	$—	$—	$665,163
TPZ: Interest Rate Swap Contracts	$367,035	$—	$367,035	$—	$—	$367,035

Written Call Options
Transactions in written option contracts for TTP and NDP for the period ended May 31, 2016, are as follows:

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2015	7,061	$527,888	41,185	$1,900,591
Options written	36,878	2,593,935	222,827	12,021,032
Options closed*	(33,519)	(2,344,497)	(187,410)	(9,738,082)
Options exercised	(1,284)	(86,206)	(6,539)	(230,724)
Options expired	(3,437)	(305,846)	(33,323)	(1,985,486)
Options outstanding at May 31, 2016	5,699	$385,274	36,740	$1,967,331

*	The aggregate cost of closing written option contracts was $1,869,140 for TTP and $9,717,020 for NDP, resulting in net realized gains of $475,357 and $21,063 for TTP and NDP, respectively.

64	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at May 31, 2016:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$665,163
TTP: Written equity call options	Options written, at fair value	$405,478
NDP: Written equity call options	Options written, at fair value	$2,132,582
TPZ: Interest rate swap contracts	Interest rate swap contracts	$367,035

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2016:

Derivatives not accounted for as	Location of Gains	Net Realized Gain	Net Unrealized Depreciation
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(162,613)	$(101,595)
TTP: Written equity call options	Options	$781,203	$(126,383)
NDP: Written equity call options	Options	$2,006,548	$(631,823)
TPZ: Interest rate swap contracts	Interest rate swaps	$(154,175)	$(9,271)

12. Subsequent Events

TYG:
On June 23, 2016, TYG entered into an amendment to its credit facility with Scotia Bank, N.A. that extends the credit facility through June 22, 2018. The terms of the amendment provide for an unsecured, revolving credit facility of $90,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent. The non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.

During the period from June 1, 2016 through the date the financial statements were issued, TYG issued 323,341 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $9.9 million.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
On June 2, 2016, NDP replaced its existing margin loan facility with an unsecured 179-day rolling evergreen credit facility with Scotia Bank, N.A. The terms of the agreement provide for an unsecured, revolving credit facility of $80,000,000. Outstanding variable rate loan balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 0.80 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent. The non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.

NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TPZ:
On June 30, 2016, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $13,062.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Capital Advisors	65

Additional Information (unaudited)

Stockholder Proxy Voting Results
The annual meeting of stockholders for each Fund was held on May 19, 2016. The matters considered at the meeting by each fund, together with the actual vote tabulations relating to such matters are as follows:

1. To elect two directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.

H. Kevin Birzer*	TYG	NTG	TTP	NDP	TPZ
Affirmative	8,060,000	2,600,000	640,000	11,944,981	5,480,521
Withheld	—	—	—	371,088	142,955
TOTAL	8,060,000	2,600,000	640,000	12,316,069	5,623,476

Alexandra A. Herger	TYG	NTG	TTP	NDP	TPZ
Affirmative	33,654,659	35,127,260	8,492,431	11,942,052	5,472,357
Withheld	510,609	764,453	602,510	374,017	151,119
TOTAL	34,165,268	35,891,713	9,094,941	12,316,069	5,623,476

*For each of TYG, NTG, and TTP, only preferred stockholders are entitled to vote on this director.

Each of Conrad S. Ciccotello and Terry C. Matlack continued as a director with a term expiring on the date of the 2017 annual meeting of stockholders. Each of Charles E. Heath and Rand C. Berney continued as a director with a term expiring on the date of the 2018 annual meeting of stockholders.

2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2016.

	TYG	NTG	TTP	NDP	TPZ
Affirmative	33,749,895	35,563,959	9,014,410	12,016,805	5,551,998
Against	150,992	143,054	53,383	230,681	47,852
Abstain	264,381	184,700	27,148	68,583	23,626
TOTAL	34,165,268	35,891,713	9,094,941	12,316,069	5,623,476

Based upon votes required for approval, each of these matters passed.

66	Tortoise Capital Advisors

2016 2nd Quarter Report | May 31, 2016

Additional Information (unaudited) (continued)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2015 through May 31, 2016, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$124,500	$92,000	$44,000	$44,000	$35,500

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2015 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	67

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/15-12/31/15
Month #2	5,000,000	$10.040598	5,000,000	0
1/1/16-1/31/16(1)
Month #3	0	0	0	0
2/1/16-2/29/16
Month #4	8,000,000	$10.115799	8,000,000	0
3/1/16-3/31/16(2)
Month #5	0	0	0	0
4/1/16-4/30/16
Month #6	0	0	0	0
5/1/16-5/31/16
Total	13,000,000	$10.086876	13,000,000	0

(1)	On January 8, 2016, the Registrant redeemed, by lot in base denominations of $10.00, all of the outstanding Mandatory Redeemable Preferred (“MRP”) Series C Shares representing an aggregate liquidation preference amount of $50,000,000 at a total redemption price of $50,202,990 and a redemption price per share of $10.040598. The redemption price per share is equal to $10.00, plus (i) accrued dividends of $0.040598, calculated using the then current dividend rate of 3.95% accrued to but excluding the Redemption Date. This redemption took place following the Registrant’s Rule 23c-2 filing with the SEC on December 9, 2015.

(2)	On March 14, 2016, the Registrant redeemed, by lot in base denominations of $10.00, all of the outstanding MRP Series B Shares representing an aggregate liquidation preference amount of $80,000,000 at a total redemption price of $80,926,392 and a redemption price per share of $10.115799. The redemption price per share is equal to $10.00, plus (i) accrued dividends of $0.015799, calculated using the then current dividend rate of 4.375% accrued to but excluding the Redemption Date, and (ii) a redemption premium of $0.10 (1.0% of the liquidation preference per share). This redemption took place following the Registrant’s Rule 23c-2 filing with the SEC on February 11, 2016.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date: July 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date: July 21, 2016

By (Signature and Title)	/s/ Brent Behrens
Brent Behrens, Principal Financial Officer and Treasurer

Date: July 21, 2016